DRAFT: (2) 27.02.04


                        FOURTH ISSUER MASTER DEFINITIONS
                            AND CONSTRUCTION SCHEDULE


                            DATED [12TH MARCH], 2004


                         PERMANENT FINANCING (NO. 4) PLC


                                  ALLEN & OVERY

                                     London


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                                    CONTENTS

CLAUSE                                                                      PAGE

1.   Definitions...............................................................1
2.   Interpretation and Construction..........................................42
3.   Governing Law and jurisdiction...........................................45

Signatories...................................................................46


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THIS FOURTH ISSUER MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE is signed for the purposes of identification on [12th March], 2004 by:

(1)  ALLEN & OVERY of One New Change, London EC4M 9QQ; and

(2)  SIDLEY AUSTIN BROWN & WOOD of 1 Threadneedle Street, London EC2R 8AW.

1.   DEFINITIONS

     ADDITIONAL INTEREST has the meaning given in CONDITION 4(B) of the Fourth Issuer Notes;

     ADDITIONAL FOURTH ISSUER ACCOUNT means a Fourth Issuer Non-Sterling Account and/or a Fourth Issuer Sterling Account as the context requires;

     AGENT BANK means Citibank, N.A. London Branch of 5 Carmelite Street, London EC4Y 0PA, or such other person for the time being acting as agent bank under the Fourth Issuer Paying Agent and Agent Bank Agreement;

     AGENTS means the Principal Paying Agent, the US Paying Agent, the Registrar, the Transfer Agent and the Agent Bank;

     ARRANGER means Citigroup Global Markets Limited;

     AUDITORS means KPMG Audit Plc whose registered address is 8 Salisbury Square, London EC4Y 8BB or such other internationally recognised independent firm of auditors selected from time to time by the Fourth Issuer with the prior consent of the Note Trustee;

     AUTHORISED DENOMINATIONS means denominations (in either global or definitive form) of, in the case of the Series 1 Class A Fourth Issuer Notes the Series 1 Class B Fourth Issuer Notes, the Series 1 Class M Fourth Issuer Notes, the Series 2 Class A Fourth Issuer Notes, the Series 2 Class B Fourth Issuer Notes, the Series 2 Class M Fourth Issuer Notes, the Series 2 Class C Fourth Issuer Notes and the Series 3 Class A Fourth Issuer Notes, the Series 3 Class B Issuer Notes and the Series 3 Class C Issuer Notes, $1,000 or $10,000 and integral multiples thereof; in the case of the Series 4 Class A Fourth Issuer Notes, the Series 4 Class B Fourth Issuer Notes, the Series 4 Class M Fourth Issuer Notes and the Series 5 Class A1 Fourth Issuer Notes,[E]500,000 and integral multiples thereof; in the case of the Series 5 Class A2 Fourth Issuer Notes, the Series 5 Class B Fourth Issuer Notes, the Series 5 Class M Fourth Issuer Notes and the Series 5 Class C Fourth Issuer Notes, [GBP]1,000 or [GBP]10,000 and integral multiples thereof, and in any case such denominations (in each case) as the Note Trustee shall determine (which, in the case of the Series 4 Fourth Issuer Notes, the Series 5 Class A1 Fourth Issuer Notes, the Series 5 Class B Fourth Issuer Notes, the Series 5 Class M Fourth Issuer Notes and the Series 5 Class C Fourth Issuer Notes must be higher than [E]500,000) and notify to the relevant Fourth Issuer Noteholders;

     AUTHORISED INVESTMENTS means:

     (a)  Sterling gilt-edged securities; and

     (b) Sterling demand or time deposits, certificates of deposit and short-term debt obligations (including commercial paper) (which may include deposits in any account which earns a rate of interest related to LIBOR) provided that in all cases such investments have a maturity date of 90 days or less and mature on or before the next Interest Payment Date and the short-term unsecured, unguaranteed and

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          unsubordinated debt obligations of the issuing or guaranteeing entity or entity with which the demand or time deposits are made (being an authorised person under the FSMA 2000) are rated A-1+ by Standard & Poor's, F1+ by Fitch and P-1 by Moody's or their equivalents by three other internationally recognised rating agencies;

     AUTHORISED SIGNATORY means any authorised signatory referred to in any Fourth Issuer Account Mandate;

     BASIC TERMS MODIFICATION has the meaning given in PARAGRAPH 5 of SCHEDULE 4 to the Fourth Issuer Trust Deed;

     BOOK-ENTRY INTEREST means a beneficial interest in a global note representing the relevant class of Fourth Issuer Notes shown on records maintained in book-entry form by DTC, Euroclear or Clearstream, Luxembourg, as the case may be;

     BUSINESS DAY means a day which is a London Business Day, a New York Business Day and a TARGET Business Day;

     CLASS A FOURTH ISSUER NOTE ACCELERATION NOTICE means a notice issued by the Note Trustee to the Fourth Issuer and the Security Trustee declaring the Class A Fourth Issuer Notes to be due and repayable pursuant to CONDITION 9(A) of the Fourth Issuer Notes;

     CLASS B FOURTH ISSUER NOTE ACCELERATION NOTICE means a notice issued by the Note Trustee to the Fourth Issuer and the Security Trustee declaring the Class B Fourth Issuer Notes to be due and repayable pursuant to CONDITION 9(B) of the Fourth Issuer Notes;

     CLASS C FOURTH ISSUER NOTE ACCELERATION NOTICE means a notice issued by the Note Trustee to the Fourth Issuer and the Security Trustee declaring the Class C Fourth Issuer Notes to be due and repayable pursuant to CONDITION 9(D) of the Fourth Issuer Notes;

     CLASS M FOURTH ISSUER NOTE ACCELERATION NOTICE means a notice issued by the Note Trustee to the Fourth Issuer and the Security Trustee declaring the Class M Fourth Issuer Notes to be due and repayable pursuant to CONDITION 9(C) of the Fourth Issuer Notes;

     CLASS A FOURTH ISSUER NOTEHOLDERS means the holders for the time being of the Class A Fourth Issuer Notes;

     CLASS B FOURTH ISSUER NOTEHOLDERS means the holders for the time being of the Class B Fourth Issuer Notes;

     CLASS C FOURTH ISSUER NOTEHOLDERS means the holders for the time being of the Class C Fourth Issuer Notes;

     CLASS M FOURTH ISSUER NOTEHOLDERS means the holders for the time being of the Class M Fourth Issuer Notes;

     CLASS A FOURTH ISSUER NOTES means the Series 1 Class A Fourth Issuer Notes, the Series 2 Class A Fourth Issuer Notes, the Series 3 Class A Fourth Issuer Notes, the Series 4 Class A Fourth Issuer Notes and the Series 5 Class A Fourth Issuer Notes;

     CLASS B FOURTH ISSUER NOTES means the Series 1 Class B Fourth Issuer Notes, the Series 2 Class B Fourth Issuer Notes, the Series 3 Class B Fourth Issuer Notes, the Series 4 Class B Fourth Issuer Notes and the Series 5 Class B Fourth Issuer Notes;

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     CLASS C FOURTH ISSUER NOTES means the Series 2 Class C Fourth Issuer Notes, the Series 3 Class C Fourth Issuer Notes and the Series 5 Class C Fourth Issuer Notes;

     CLASS M FOURTH ISSUER NOTES means the Series 1 Class M Fourth Issuer Notes, the Series 2 Class M Fourth Issuer Notes, the Series 3 Class M Fourth Issuer Notes, the Series 4 Class M Fourth Issuer Notes and the Series 5 Class M Fourth Issuer Notes;

     CLEARSTREAM, LUXEMBOURG means Clearstream Banking, societe anonyme;

     COMMON DEPOSITORY means Citibank, N.A., in its capacity as common depository for Euroclear and Clearstream, Luxembourg;

     CONDITIONS or TERMS AND CONDITIONS means the terms and conditions of the Fourth Issuer Notes set out in the SCHEDULE 3 to the Fourth Issuer Trust Deed, as any of the same may from time to time be amended, varied or restated in accordance with the provisions of the Fourth Issuer Trust Deed and any reference to a numbered Condition shall be construed accordingly;

     CURRENCY SWAP AGREEMENTS means the Series 1 Class A Fourth Issuer Swap Agreement, the Series 1 Class B Fourth Issuer Swap Agreement, the Series 1 Class M Fourth Issuer Swap Agreement, the Series 2 Class A Fourth Issuer Swap Agreement, the Series 2 Class B Fourth Issuer Swap Agreement, the Series 2 Class M Fourth Issuer Swap Agreement, the Series 2 Class C Fourth Issuer Swap Agreement, the Series 3 Class A Fourth Issuer Swap Agreement, the Series 3 Class B Fourth Issuer Swap Agreement, the Series 3 Class M Fourth Issuer Swap Agreement, the Series 3 Class C Fourth Issuer Swap Agreement, the Series 4 Class A Fourth Issuer Swap Agreement, the Series 4 Class B Fourth Issuer Swap Agreement, the Series 4 Class M Fourth Issuer Swap Agreement, the Series 5 Class A1 Fourth Issuer Swap Agreement, the Series 5 Class B Fourth Issuer Swap Agreement the Series 5 Class M Fourth Issuer Swap Agreement, and the Series 5 Class C Fourth Issuer Swap Agreement;

     CURRENCY SWAP PROVIDER means the relevant swap provider in relation to each of the Dollar Currency Swaps or Euro Currency Swaps, as the case may be, and CURRENCY SWAP PROVIDERS means all of them;

     CURRENCY SWAP PROVIDER DEFAULT means the occurrence of an Event of Default (as defined in the Currency Swap Agreements) where a Currency Swap Provider is the Defaulting Party;

     DEFAULTING PARTY has the meaning given to it in the Fourth Issuer Swap Agreements;

     DEFERRED INTEREST has the meaning given in CONDITION 4(B) of the Fourth Issuer Notes;

     DEFINITIVE FOURTH ISSUER NOTES means the Dollar Definitive Fourth Issuer Notes and the Reg S Definitive Fourth Issuer Notes;

     DESIGNATED SUBSIDIARY has the meaning given in CLAUSE 2.2 of the Fourth Issuer Post-Enforcement Call Option Agreement;

     DISTRIBUTION COMPLIANCE PERIOD means the period until and including the 40th day after the later of the commencement of the offering of the Fourth Issuer Notes and the Fourth Issuer Closing Date;

     DOLLAR CURRENCY EXCHANGE RATE means the rates at which Dollars are converted to Sterling or, as the case may be, Sterling is converted to Dollars under the relevant Dollar Currency Swap or, if there is no relevant Dollar Currency Swap Agreement in effect at such time, the

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     "spot" rate at which Dollars are converted to Sterling or, as the case may be, Sterling is converted to Dollars on the foreign exchange markets;

     DOLLAR CURRENCY SWAP AGREEMENTS means the ISDA master agreements, schedules and confirmations relating to the Dollar Currency Swaps to be entered into on or before the Fourth Issuer Closing Date between the Fourth Issuer, the relevant Dollar Currency Swap Provider and the Security Trustee (as the same may be amended and/or supplemented from time to time);

     DOLLAR CURRENCY SWAP PROVIDER DEFAULT means the occurrence of an Event of Default (as defined in the Currency Swap Agreements) where a Dollar Currency Swap Provider is the Defaulting Party;

     DOLLAR CURRENCY SWAP PROVIDERS means the Series 1 Fourth Issuer Swap Providers, the Series 2 Fourth Issuer Swap Providers and the Series 3 Fourth Issuer Swap Provider;

     DOLLAR CURRENCY SWAPS means the Sterling-Dollar currency swaps which enable the Fourth Issuer to receive and pay amounts under the Fourth Issuer Intercompany Loan in sterling and to receive and pay amounts under the Series 1 Fourth Issuer Notes, the Series 2 Fourth Issuer Notes and the Series 3 Fourth Issuer Notes in Dollars;

     DOLLAR DEFINITIVE FOURTH ISSUER NOTES means the Series 1 Class A Definitive Fourth Issuer Notes, the Series 1 Class B Definitive Fourth Issuer Notes, the Series 1 Class M Definitive Fourth Issuer Notes, the Series 2 Class A Definitive Fourth Issuer Notes, the Series 2 Class B Definitive Fourth Issuer Notes, the Series 2 Class M Definitive Fourth Issuer Notes, the Series 2 Class C Definitive Fourth Issuer Notes, the Series 3 Class A Definitive Fourth Issuer Notes, Series 3 Class B Definitive Fourth Issuer Notes the Series 3 Class M Definitive Fourth Issuer Notes and the Series 3 Class C Definitive Fourth Issuer Notes;

     DOLLAR GLOBAL FOURTH ISSUER NOTES means the Series 1 Class A Global Fourth Issuer Note, the Series 1 Class B Global Fourth Issuer Note, the Series 1 Class M Global Fourth Issuer Note, the Series 2 Class A Global Fourth Issuer Note, the Series 2 Class B Global Fourth Issuer Note, the Series 2 Class M Global Fourth Issuer Note, the Series 2 Class C Global Fourth Issuer Note, the Series 3 Class A Global Fourth Issuer Note, the Series 3 Class B Global Fourth Issuer Note, Series 3 Class M Global Fourth Issuer Note and the Series 3 Class C Global Fourth Issuer Note;

     DOLLAR INTEREST DETERMINATION DATE means two London Business Days before the first day of the Interest Period for which the rate will apply (or if such day is not a Business Day, the next succeeding Business Day);

     EURIBOR will be determined by the Agent Bank on the following basis:

     (a) on the Euro Interest Determination Date, the Agent Bank will determine the arithmetic mean, rounded upwards to five decimal places, of the offered quotations to leading banks in the Euro-zone inter-bank market for three-month euro deposits of [E]10,000,000 (or, in the case of the first Interest Period, a linear interpolation of such rates for three-month and four-month euro deposits).

          This will be determined by reference to the display as quoted on the Moneyline Telerate Screen No. 248 or, if the Moneyline Telerate Screen No. 248 stops providing these quotations, the replacement service for the purposes of displaying this information will be used. If the replacement service stops displaying the information,

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          another page as determined by the Fourth Issuer with the approval of the Note Trustee will be used.

          In each of these cases, the determination will be made at or about
          11.00 a.m., Brussels time, on that date;

     (b) if, on any such Euro Interest Determination Date, the screen rate is unavailable, the Agent Bank will:

          (i) request the principal London office of each of the Reference Banks to provide the Agent Bank with its offered quotation to prime banks for euro deposits of the equivalent amount, and for the relevant period, in the Euro-one inter-bank market as at or about 11.00 a.m. (Brussels time); and

          (ii) calculate the arithmetic mean, rounded upwards to five decimal places, of those quotations;

     (c) if, on any such Euro Interest Determination Date, the screen rate is unavailable and only two or three of the Reference Banks provide offered quotations, the relevant rate for that Interest Period will be the arithmetic mean of the quotations as calculated in paragraph (b); and

     (d) if, on any such Euro Interest Determination Date, fewer than two Reference Banks provide quotations, the Agent Bank will consult with the Note Trustee and the Fourth Issuer for the purpose of agreeing a total of two banks in the Euro-zone inter-bank market to provide such quotations and the relevant rate for that Interest Period will be the arithmetic mean of the quotations as calculated in paragraph (b). If no such banks are agreed then the relevant rate for that Interest Period will be the rate in effect for the last preceding Interest Period for which paragraph (a) or (b) was applicable;

     DOLLAR FOURTH ISSUER NOTES means the Dollar Global Fourth Issuer Notes and the Dollar Definitive Fourth Issuer Notes, as applicable;

     EUROCLEAR means Euroclear Bank S.A./N.V., as operator of the Euroclear System or the successor for the time being to such business;

     EURO CURRENCY EXCHANGE RATE means the rates at which Euro is converted to Sterling or, as the case may be, Sterling is converted to Euro under the Euro Currency Swap or, if there is no Euro Currency Swap Agreement in effect at such time, the "spot" rate at which Euro is converted to Sterling or, as the case may be, Sterling is converted to Euro on the foreign exchange markets;

     EURO CURRENCY SWAPS means the Sterling-Euro currency swaps which enable the Fourth Issuer to receive and pay amounts under the Fourth Issuer Intercompany Loan in sterling and to receive and pay amounts under the Series 4 Class A Fourth Issuer Notes, the Series 4 Class B Fourth Issuer Notes, the Series 4 Class M Fourth Issuer Notes, the Series 5 Class A1 Fourth Issuer Notes, the Series 5 Class B Fourth Issuer Notes, the Series 5 Class M Fourth Issuer Notes and the Series 5 Class C Fourth Issuer Notes in Euro;

     EURO CURRENCY SWAP AGREEMENTS means the ISDA master agreements, schedules and confirmations relating to the Euro Currency Swaps to be entered into on or before the Fourth Issuer Closing Date between the Fourth Issuer, the Euro Currency Swap Providers and the Security Trustee (as the same may be amended and/or supplemented from time to time);

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     EURO CURRENCY SWAP PROVIDERS means the Series 4 Fourth Issuer Swap Provider and the Series 5 Class A1 Fourth Issuer Swap Provider;

     EURO CURRENCY SWAP PROVIDER DEFAULT means the occurrence of an Event of Default (as defined in the Euro Currency Swap Agreements) where the Euro Currency Swap Provider is the Defaulting Party;

     EURO DEFINITIVE FOURTH ISSUER NOTES means the Series 4 Class A Definitive Fourth Issuer Notes, the Series 4 Class B Definitive Fourth Issuer Notes, the Series 4 Class M Definitive Fourth Issuer Notes and the Series 5 Class A1 Definitive Fourth Issuer Notes;

     EURO GLOBAL FOURTH ISSUER NOTES means the Series 4 Class A Global Fourth Issuer Note, the Series 4 Class B Global Fourth Issuer Note, the Series 4 Class M Global Fourth Issuer Note and the Series 5 Class A1 Global Fourth Issuer Note:

     EURO INTEREST DETERMINATION DATE means two TARGET Business Days before the first day of the Interest Period for which the rate will apply;

     EURO FOURTH ISSUER NOTE means Euro Global Fourth Issuer Notes and the Euro Definitive Fourth Issuer Notes, as applicable;

     EVENT OF DEFAULT means an event of default pursuant to CONDITION 9 of the Fourth Issuer Note Conditions;

     EXCESS SWAP COLLATERAL means an amount equal to the value of the collateral (or the applicable part of any collateral) provided by any Fourth Issuer Swap Provider to the Fourth Issuer in respect of that Fourth Issuer Swap Provider's obligations to transfer collateral to the Fourth Issuer under the relevant Fourth Issuer Swap Agreement which is in excess of that Fourth Issuer Swap Provider's liability under the relevant Fourth Issuer Swap Agreement as at the date of termination of the relevant Fourth Issuer Swap Agreement or which it is otherwise entitled to have returned to it under the terms of the relevant Fourth Issuer Swap Agreement

     EXCHANGE RATE means the exchange rate set out in each swap confirmation dated on or about the Fourth Issuer Closing Date to the Currency Swap Agreements;

     EXTRAORDINARY RESOLUTION has the meaning set out in paragraph 23 of
     SCHEDULE 4 to the Fourth Issuer Trust Deed;

     FINAL MATURITY DATE means in respect of:

     (a) the Series 1 Class A Fourth Issuer Notes, the Interest Payment Date falling in [March, 2005];

     (b) the Series 2 Class A Fourth Issuer Notes, the Interest Payment Date falling in [March 2009];

     (c) the Series 3 Class A Fourth Issuer Notes, the Interest Payment Date falling in [2024];

     (d) the Series 4 Class A Fourth Issuer Notes, the Interest Payment Date falling in [June 2034];

     (e) the Series 5 Class A1 Fourth Issuer Notes, the Interest Payment Date falling in [June 2042];

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     (f)  the Series 5 Class A2 Fourth Issuer Notes, the Interest Payment Date
          falling in [June 2042];

     (g) the Series 1 Class B Fourth Issuer Notes, the Interest Payment Date falling in [June 2042];

     (h) the Series 2 Class B Fourth Issuer Notes, the Interest Payment Date falling in [June 2042];

     (i) the Series 3 Class B Fourth Issuer Notes, the Interest Payment Date falling in [June 2042];

     (j) the Series 4 Class B Fourth Issuer Notes, the Interest Payment Date falling in [June 2042];

     (k) the Series 5 Class B Fourth Issuer Notes, the Interest Payment Date falling in [June 2042];

     (l) the Series 1 Class M Fourth Issuer Notes, the Interest Payment Date falling in [June 2042];

     (m) the Series 2 Class M Fourth Issuer Notes, the Interest Payment Date falling in [June 2042];

     (n) the Series 3 Class M Fourth Issuer Notes, the Interest Payment Date falling in [June 2042];

     (o) the Series 4 Class M Fourth Issuer Notes, the Interest Payment Date falling in [June 2042]; and

     (p) the Series 5 Class M Fourth Issuer Notes, the Interest Payment Date falling in [June 2042];

     (q) the Series 2 Class C Fourth Issuer Notes, the Interest Payment Date falling in [June 2042];

     (r) the Series 3 Class C Fourth Issuer Notes, the Interest Payment Date falling in [June 2042]; and

     (s) the Series 5 Class C Fourth Issuer Notes, the Interest Payment Date falling in [June 2042];

     FINAL REDEMPTION means the date on which all moneys and other liabilities for the time being due or owing by the Fourth Issuer to the Note Trustee on behalf of the Noteholders have been paid in full;

     FINAL REPAYMENT DATE means in respect of:

     (a) the Fourth Issuer Series 1 Term AAA Advance, the Interest Payment Date falling in [March 2005];

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     (b)  the Fourth Issuer Series 2 Term AAA Advances, the Interest Payment
          Date falling in [March 2009];

     (c) the Fourth Issuer Series 3 Term AAA Advances, the Interest Payment Date falling in[2024];

     (d) the Fourth Issuer Series 4 Term AAA Advance, the Interest Payment Date falling in[June 2034];

     (e) the Fourth Issuer Series 4 Term AAA Advance, the Interest Payment Date falling in[June 2042];

     (f) the Fourth Issuer Series 5A! Term AAA Advance, the Interest Payment Date falling in [June 2042];

     (g) the Fourth Issuer Series 5A1 Term AAA Advance, the Interest Payment Date falling in[June 2042];

     (h) the Fourth Issuer Series 1 Term AA Advance, the Interest Payment Date falling in [June 2042];

     (i) the Fourth Issuer Series 2 Term AA Advance, the Interest Payment Date falling in [June 2042];

     (j) the Fourth Issuer Series 3 Term AA Advance, the Interest Payment Date falling in [June 2042];

     (k) the Fourth Issuer Series 4 Term AA Advance, the Interest Payment Date falling in [June 2042];

     (l) the Fourth Issuer Series 5 Term AA Advance, the Interest Payment Date falling in [June 2042];

     (m) the Fourth Issuer Series 1 Term A Advance, the Interest Payment Date falling in [June 2042];

     (n) the Fourth Issuer Series 2 Term A Advance, the Interest Payment Date falling in [June 2042];

     (o) the Fourth Issuer Series 3 Term A Advance, the Interest Payment Date falling in [June 2042];

     (p) the Fourth Issuer Series 4 Term A Advance, the Interest Payment Date falling in [June 2042];

     (q) the Fourth Issuer Series 5 Term A Advance, the Interest Payment Date falling in [June 2042];

     (r) the Fourth Issuer Series 2 Term BBB Advance, the Interest Payment Date falling in [June 2042];

     (s) the Fourth Issuer Series 3 Term BBB Advance, the Interest Payment Date falling in [June 2042]; and

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     (t)  the Fourth Issuer Series 5 Term BBB Advance, the Interest Payment Date
          falling in [June 2042];

     FINANCIAL ADVISER means any financial adviser selected by the Security Trustee to give such financial advice in relation to the Fourth Issuer Notes as the Security Trustee may request from time to time;

     FINANCIAL PERIOD means a Financial Year or any other period in respect of which accounts are required to be prepared and certified by the auditors of the relevant company to enable it to comply with all relevant legal and accounting requirements and all requirements of any stock exchange on which securities of the company are listed;

     FINANCIAL YEAR means, in the case of the Fourth Issuer, each twelve-month period ending on the last day of the calendar year;

     FITCH means Fitch Ratings Limited;

     FOURTH ISSUER means Permanent Financing (No. 4) PLC (registered no. 4988201), a public limited company incorporated under the laws of England and Wales, whose registered office is at Blackwell House, Guildhall Yard, London EC2V 5AE;

     FOURTH ISSUER ACCOUNT BANK means the Fourth Issuer Non-Sterling Account Bank and the Fourth Issuer Sterling Account Bank;

     FOURTH ISSUER ACCOUNT MANDATE means an account mandate delivered to the Fourth Issuer Account Bank pursuant to the Fourth Issuer Bank Account Agreement;

     FOURTH ISSUER ACCOUNTS means the Fourth Issuer Transaction Account, any Additional Fourth Issuer Account and such other bank account(s) held in the name of the Fourth Issuer with the prior written approval of the Security Trustee from time to time;

     FOURTH ISSUER AVAILABLE FUNDS means together Fourth Issuer Revenue Receipts and Fourth Issuer Principal Receipts;

     FOURTH ISSUER BANK ACCOUNT AGREEMENT means the bank account agreement dated on or about the Fourth Issuer Closing Date between the Fourth Issuer, the Fourth Issuer Cash Manager, the Fourth Issuer Account Bank and the Security Trustee (as the same may be amended and/or supplemented from time to time);

     FOURTH ISSUER BANK ACCOUNTS has the same meaning as FOURTH ISSUER ACCOUNTS;

     FOURTH ISSUER BULLET TERM ADVANCES means the Fourth Issuer Series 1 Term AAA Advance and the Fourth Issuer Series 2 Term AAA Advance;

     FOURTH ISSUER CASH MANAGEMENT AGREEMENT means the cash management agreement dated on or about the Fourth Issuer Closing Date between the Fourth Issuer, the Fourth Issuer Cash Manager and the Security Trustee (as the same may be amended and/or supplemented from time to time);

     FOURTH ISSUER CASH MANAGEMENT SERVICES means the services to be provided to the Fourth Issuer and the Security Trustee pursuant to the Fourth Issuer Cash Management Agreement;

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     FOURTH ISSUER CASH MANAGER means Halifax acting pursuant to the Fourth
     Issuer Cash Management Agreement as agent for the Fourth Issuer and the Security Trustee, to manage all cash transactions and maintain certain ledgers on behalf of the Fourth Issuer;

     FOURTH ISSUER CASH MANAGER TERMINATION EVENT has the meaning given in CLAUSE 12.1 of the Fourth Issuer Cash Management Agreement;

     FOURTH ISSUER CHARGED PROPERTY means the property charged by the Fourth Issuer pursuant to CLAUSES 3.1 to 3.4 (inclusive) of the Fourth Issuer Deed of Charge;

     FOURTH ISSUER CLOSING DATE means [12th March, 2004];

     FOURTH ISSUER CORPORATE SERVICES AGREEMENT means the agreement dated on or about the Fourth Issuer Closing Date and made between the Fourth Issuer Corporate Services Provider, the Fourth Issuer, the Seller, Holdings and the Security Trustee for the provision by the Corporate Services Provider of certain corporate services and personnel to the Fourth Issuer (as the same may be amended and/or supplemented from time to time);

     FOURTH ISSUER CORPORATE SERVICES FEE LETTER means the letter dated the date of the Fourth Issuer Corporate Services Agreement between, inter alios, the Fourth Issuer, the Security Trustee, and the Fourth Issuer Corporate Services Provider, setting out the amount of fees payable to the Fourth Issuer Corporate Services Provider by the Fourth Issuer;

     FOURTH ISSUER CORPORATE SERVICES PROVIDER means Structured Finance Management Limited or such other person or persons for the time being acting as corporate services provider to the Fourth Issuer under the Fourth Issuer Corporate Services Agreement;

     FOURTH ISSUER CURRENCY SWAP AGREEMENTS or FOURTH ISSUER SWAP AGREEMENTS means the Dollar Currency Swap Agreements and the Euro Currency Swap Agreements;

     FOURTH ISSUER DEED OF CHARGE means the deed of charge to be entered into on or about the Fourth Issuer Closing Date between, among others, the Fourth Issuer and the Security Trustee under which the Fourth Issuer charges the Fourth Issuer Security in favour of the Security Trustee for the benefit of the Fourth Issuer Secured Creditors (as the same may be amended and/or supplemented from time to time);

     FOURTH ISSUER EVENT OF DEFAULT has the meaning given to it in Condition 9 of the Fourth Issuer Notes;

     FOURTH ISSUER INTERCOMPANY LOAN means the loan of the Fourth Issuer Term Advances made by the Fourth Issuer to Funding 1 under the Fourth Issuer Intercompany Loan Agreement on or about the Fourth Issuer Closing Date;

     FOURTH ISSUER INTERCOMPANY LOAN ACCELERATION NOTICE means an acceleration notice served by the Security Trustee in relation to the enforcement of the Funding 1 Security following a Fourth Issuer Intercompany Loan Event of Default under the Fourth Issuer Intercompany Loan;

     FOURTH ISSUER INTERCOMPANY LOAN AGREEMENT means the Fourth Issuer Intercompany Loan Confirmation and the Intercompany Loan Terms and Conditions together entered into on or about the Fourth Issuer Closing Date by the Fourth Issuer, Funding 1, the Security Trustee and the Agent Bank (as the same may be amended and/or supplemented from time to time);

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     FOURTH ISSUER INTERCOMPANY LOAN CONFIRMATION means the loan confirmation in respect of the Fourth Issuer Intercompany Loan Agreement entered into on or about the Fourth Issuer Closing Date and made between Funding 1, the Fourth Issuer and the Security Trustee;

     FOURTH ISSUER INTERCOMPANY LOAN DETERMINATION DATE means the date falling two Business Days prior to each Funding 1 Interest Payment Date;

     FOURTH ISSUER INTERCOMPANY LOAN EVENT OF DEFAULT means the occurrence of an event of default by Funding 1 as specified in Clause 14 of the Fourth Issuer Intercompany Loan Terms and Conditions;

     FOURTH ISSUER INTERCOMPANY LOAN LEDGER means the ledger maintained by the Fourth Issuer Cash Manager which will record payments of interest and repayments of principal made on each of the Term Advances on each Interest Payment Date under the Fourth Issuer Intercompany Loan Agreement;

     FOURTH ISSUER INTERCOMPANY LOAN TERMS AND CONDITIONS means the Intercompany Loan Terms and Conditions;

     FOURTH ISSUER MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE means this Fourth Issuer Master Definitions and Construction Schedule signed for the purposes of identification by Allen & Overy and Sidley Austin Brown & Wood on or about the Fourth Issuer Closing Date, as the same may be amended, restated and supplemented from time to time;

     FOURTH ISSUER NON-STERLING ACCOUNT means a dollar account and/or a euro account, in each case to be opened pursuant to CLAUSE 3.1 of the Fourth Issuer Bank Account Agreement in the name of the Fourth Issuer and to be held with the Fourth Issuer Non-Sterling Account Bank in accordance with the Fourth Issuer Bank Account Agreement;

     FOURTH ISSUER NON-STERLING ACCOUNT BANK means The Governor and Company of the Bank of Scotland, in its capacity as holder of the relevant Fourth Issuer Non-Sterling Account, in accordance with the Fourth Issuer Bank Account Agreement;

     FOURTH ISSUER NOTE ACCELERATION NOTICE means a Class A Fourth Issuer Note Acceleration Notice, a Class B Fourth Issuer Note Acceleration Notice, a Class M Fourth Issuer Note Acceleration Notice or a Class C Fourth Issuer Note Acceleration Notice, either alone or together;

     FOURTH ISSUER NOTE DETERMINATION DATE means four Business Days prior to each Interest Payment Date;

     FOURTH ISSUER NOTE EVENT OF DEFAULT means an event of default by the Fourth Issuer as defined in Condition 9 of the Fourth Issuer Notes;

     FOURTH ISSUER NOTEHOLDERS means the holders for the time being of the Fourth Issuer Notes;

     FOURTH ISSUER NOTES means the Class A Fourth Issuer Notes, the Class B Fourth Issuer Notes the Class M Fourth Issuer Notes and the Class C Fourth Issuer Notes;

     FOURTH ISSUER PAYING AGENT AND AGENT BANK AGREEMENT means the paying agent and agent bank agreement entered into on or about the Fourth Issuer Closing Date between the Fourth Issuer, the Principal Paying Agent, the Agent Bank, the US Paying Agent, the Registrar, the Transfer Agent and the Security Trustee which sets out the appointment of the

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     Paying Agents, the Registrar, the Transfer Agent and the Agent Bank for the
     Fourth Issuer Notes (as the same may be amended and/or supplemented from time to time);

     FOURTH ISSUER POST-ENFORCEMENT CALL OPTION AGREEMENT means the post-enforcement call option agreement entered into on or about the Fourth Issuer Closing Date between the Fourth Issuer, the Post-Enforcement Call Option Holder and the Security Trustee under which the Note Trustee agrees on behalf of the holders of the Class B Fourth Issuer Notes, the Class M Fourth Issuer Notes and the Class C Fourth Issuer Notes that following enforcement of the Fourth Issuer Security, the Post-Enforcement Call Option Holder may call for the Class B Fourth Issuer Notes, the Class M Fourth Issuer Notes and the Class C Fourth Issuer Notes (as the same may be amended and/or supplemented from time to time);

     FOURTH ISSUER POST-ENFORCEMENT PRIORITY OF PAYMENTS means the order of priority of payments in which the Fourth Issuer Revenue Receipts and the Fourth Issuer Principal Receipts will be applied following the service of a Fourth Issuer Note Acceleration Notice and a Fourth Issuer Intercompany Loan Acceleration Notice, as set out in CLAUSE 6.4 of the Fourth Issuer Deed of Charge;

     FOURTH ISSUER PRE-ENFORCEMENT PRINCIPAL PRIORITY OF PAYMENTS means the order of priority of payments in which the Fourth Issuer Principal Receipts will be applied until enforcement of the Fourth Issuer Security and as set out in Schedule 2 to the Fourth Issuer Cash Management Agreement;

     FOURTH ISSUER PRE-ENFORCEMENT PRIORITY OF PAYMENTS means the Fourth Issuer Pre-Enforcement Principal Priority of Payments and the Fourth Issuer Pre-Enforcement Revenue Priority Payments;

     FOURTH ISSUER PRE-ENFORCEMENT REVENUE PRIORITY OF PAYMENTS means the order of priority of payments in which the Fourth Issuer Revenue Receipts will be applied until enforcement of the Fourth Issuer Security and as set out in
     Schedule 2 to the Fourth Issuer Cash Management Agreement;

     FOURTH ISSUER PRINCIPAL RECEIPTS means the sum of all principal amounts repaid by Funding 1 to the Fourth Issuer under the terms of the Fourth Issuer Intercompany Loan Agreement during the relevant Interest Period, as calculated by the Fourth Issuer Cash Manager four Business Days prior to each Interest Payment Date;

     FOURTH ISSUER REVENUE RECEIPTS means on the date which is four Business Days prior to an Interest Payment Date, an amount equal to the aggregate of:

     (a) interest paid by Funding 1 on the relevant Funding 1 Interest Payment Date in respect of the Term Advances under the terms of the Fourth Issuer Intercompany Loan Agreement;

     (b) fees to be paid to the Fourth Issuer by Funding 1 on the relevant Funding 1 Interest Payment Date under the terms of the Fourth Issuer Intercompany Loan Agreement;

     (c) interest payable on the Fourth Issuer Bank Accounts and any Authorised Investments which will be received on or before the relevant Interest Payment Date in respect of the Fourth Issuer Notes;

     (d) other net income of the Fourth Issuer including amounts received or to be received under the Fourth Issuer Swap Agreements on or before the relevant Interest Payment Date (including any amounts received by the Fourth Issuer in consideration of it

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

          entering into a replacement Fourth Issuer Swap Agreement but excluding the return or transfer of any Excess Swap Collateral, as set out under the relevant Fourth Issuer Swap Agreement; and

     (e) if the Fourth Issuer receives any additional amount from a Fourth Issuer Swap Provider pursuant to section 2(d)(i)(4) of any Fourth Issuer Swap Agreement, and the Fourth Issuer subsequently receives a refund from the relevant taxing authority in respect of that additional amount (so that the Fourth Issuer receives a windfall) (for the purposes of this definition, a REFUND PAYMENT), an amount equal to that Refund Payment;

     FOURTH ISSUER'S CERTIFICATE means a certificate signed in the name of the Fourth Issuer by two directors of the Fourth Issuer;

     FOURTH ISSUER SCHEDULED AMORTISATION TERM ADVANCE means the Fourth Issuer Series 3 Term AAA Advance and the Fourth Issuer Series 4 Term AAA Advance;

     FOURTH ISSUER SECURED CREDITORS means the Security Trustee under the Fourth Issuer Deed of Charge, the Fourth Issuer Swap Providers, the Note Trustee, the Fourth Issuer Account Bank, the Paying Agents, the Registrar, the Transfer Agent, the Agent Bank, the Corporate Services Provider, the Fourth Issuer Cash Manager and the Fourth Issuer Noteholders;

     FOURTH ISSUER SECURED OBLIGATIONS means any and all of the moneys and liabilities which the Fourth Issuer covenants to pay or discharge under CLAUSE 2 of the Fourth Issuer Deed of Charge and all other amounts owed by it to the Fourth Issuer Secured Creditors under and pursuant to the Transaction Documents;

     FOURTH ISSUER SECURITY means the security granted by the Fourth Issuer under the Fourth Issuer Deed of Charge in favour of the Fourth Issuer Secured Creditors;

     FOURTH ISSUER SERIES 1 TERM A ADVANCE means the sub-loan of the Fourth Issuer Term A Advances in the amount of [GBP][{circle}] and corresponding to the issue of the Series 1 Class M Fourth Issuer Notes;

     FOURTH ISSUER SERIES 1 TERM AA ADVANCE means the sub-loan of the Fourth Issuer Term AA Advances in the amount of [GBP][{circle}] and corresponding to the issue of the Series 1 Class B Fourth Issuer Notes;

     FOURTH ISSUER SERIES 1 TERM AAA ADVANCE means the sub-loan of the Fourth Issuer Term AAA Advances in the amount of [GBP][{circle}] and corresponding to the issue of the Series 1 Class A Fourth Issuer Notes;

     FOURTH ISSUER SERIES 1 TERM ADVANCES means the Fourth Issuer Series 1 Term AAA Advance, the Fourth Issuer Series 1 Term AA Advance, the Fourth Issuer Series 1 Term A Advance and the Fourth Issuer Series 1 Term BBB Advance;

     FOURTH ISSUER SERIES 2 TERM A ADVANCE means the sub-loan of the Fourth Issuer Term AA Advances in the amount of [GBP][{circle}] and corresponding to the issue of the Series 2 Class M Fourth Issuer Notes;

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     FOURTH ISSUER SERIES 2 TERM AA ADVANCE means the sub-loan of the Fourth
     Issuer Term AA Advances in the amount of [GBP][{circle}] and corresponding to the issue of the Series 2 Class B Fourth Issuer Notes;

     FOURTH ISSUER SERIES 2 TERM AAA ADVANCE means the sub-loan of the Fourth Issuer Term AAA Advances in the amount of [GBP][{circle}] and corresponding to the issue of the Series 2 Class A Fourth Issuer Notes;

     FOURTH ISSUER SERIES 2 TERM ADVANCES means the Fourth Issuer Series 2 Term AAA Advance, the Fourth Issuer Series 2 Term AA Advance, the Fourth Issuer Series 2 Term A Advance and the Fourth Issuer Series 2 Term BBB Advance;

     FOURTH ISSUER SERIES 2 TERM BBB ADVANCE means the sub-loan of the Fourth Issuer Term BBB Advances in the amount of [GBP][{circle}] and corresponding to the issue of the Series 2 Class C Fourth Issuer Notes;

     FOURTH ISSUER SERIES 3 TERM A ADVANCE means the sub-loan of the Fourth Issuer Term A Advances in the amount of [GBP][{circle}] and corresponding to the issue of the Series 3 Class M Fourth Issuer Notes;

     FOURTH ISSUER SERIES 3 TERM AA ADVANCE means the sub-loan of the Fourth Issuer Term AA Advances in the amount of [GBP][{circle}] and corresponding to the issue of the Series 3 Class B Fourth Issuer Notes;

     FOURTH ISSUER SERIES 3 TERM AAA ADVANCE means the sub-loan of the Fourth Issuer Term AAA Advances in the amount of [GBP][{circle}] and corresponding to the issue of the Series 3 Class A Fourth Issuer Notes;

     FOURTH ISSUER SERIES 3 TERM ADVANCES means the Fourth Issuer Series 3 Term AAA Advance, the Fourth Issuer Series 3 Term AA Advance, the Fourth Issuer Series 3 Term A Advance and the Fourth Issuer Series 3 Term BBB Advance;

     FOURTH ISSUER SERIES 3 TERM BBB ADVANCE means the sub-loan of the Fourth Issuer Term BBB Advances in the amount of [GBP][{circle}] and corresponding to the issue of the Series 3 Class C Fourth Issuer Notes;

     FOURTH ISSUER SERIES 4 TERM A ADVANCE means the sub-loan of the Fourth Issuer Term A Advances in the amount of [GBP][{circle}] and corresponding to the issue of the Series 4 Class M Fourth Issuer Notes;

     FOURTH ISSUER SERIES 4 TERM AA ADVANCE means the sub-loan of the Fourth Issuer Term AA Advances in the amount of [GBP][{circle}] and corresponding to the issue of the Series 4 Class B Fourth Issuer Notes;

     FOURTH ISSUER SERIES 4 TERM AAA ADVANCE means the sub-loan of the Fourth Issuer Term AAA Advances in the amount of [GBP][{circle}] and corresponding to the issue of the Series 4 Class A Fourth Issuer Notes;

     FOURTH ISSUER SERIES 4 TERM ADVANCES means the Fourth Issuer Series 4 Term AAA Advances, the Fourth Issuer Series 4 Term AA Advance, the Fourth Issuer Series 4 Term A Advance and the Fourth Issuer Series 4 Term BBB Advance;

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     FOURTH ISSUER SERIES 5 TERM A ADVANCE means the sub-loan of the Fourth
     Issuer Term A Advances in the amount of [GBP][{circle}] and corresponding to the issue of the Series 5 Class M Fourth Issuer Notes;

     FOURTH ISSUER SERIES 5 TERM AA ADVANCE means the sub-loan of the Fourth Issuer Term AA Advances in the amount of [GBP][{circle}] and corresponding to the issue of the Series 5 Class B Fourth Issuer Notes;

     FOURTH ISSUER SERIES 5 TERM AAA ADVANCES means the Fourth Issuer Series 5A1 Term AAA Advance and the Fourth Issuer Series 5A2 Term AAA Advance;

     FOURTH ISSUER SERIES 5 TERM AAA ADVANCE means the sub-loan of the Fourth Issuer Term AAA Advances in the amount of [GBP][{circle}] and corresponding to the issue of the Series 5 Class A2 Fourth Issuer Notes;

     FOURTH ISSUER SERIES 5 TERM ADVANCES means the Fourth Issuer Series 5 Term AAA Advance, the Fourth Issuer Series 5 Term AA Advance, the Fourth Issuer Series 5 Term A Advance and the Fourth Issuer Series 5 Term BBB Advance;

     FOURTH ISSUER SERIES 5 TERM BBB ADVANCE means the sub-loan of the Fourth Issuer Term BBB Advances in the amount of [GBP][{circle}] and corresponding to the issue of the Series 5 Class C Fourth Issuer Notes;

     FOURTH ISSUER STERLING ACCOUNT means the Fourth Issuer Transaction Account or any Additional Fourth Issuer Account opened, to be opened pursuant to CLAUSE 3.1 of the Fourth Issuer Bank Account Agreement in the name of the Fourth Issuer and to be held with the Fourth Issuer Sterling Account Bank in accordance with the Fourth Issuer Bank Account Agreement;

     FOURTH ISSUER STERLING ACCOUNT BANK means The Governor and Company of the Bank of Scotland, in its capacity as holder of the Fourth Issuer Transaction Account, situated at 116 Wellington Street, Leeds LS1 4LT, any Additional Fourth Issuer Account and such other account bank as may be appointed from time to time pursuant to the Fourth Issuer Bank Account Agreement;

     FOURTH ISSUER SWAP AGREEMENTS means the Dollar Currency Swap Agreements and the Euro Currency Swap Agreements;

     FOURTH ISSUER SWAP EXCLUDED TERMINATION AMOUNT means, in relation to any Fourth Issuer Swap Agreement, an amount equal to:

     (a) the amount of any termination payment due and payable to the relevant Fourth Issuer Swap Provider as a result of a Fourth Issuer Swap Provider Default or to the relevant Fourth Issuer Swap Provider following a Fourth Issuer Swap Provider Downgrade Termination Event;

          less

     (b) the amount, if any, received by the Fourth Issuer from a replacement swap provider upon entry by the Fourth Issuer into an agreement with such replacement swap provider to replace such Fourth Issuer Swap Agreement which has terminated as a result of such Fourth Issuer Swap Provider Default or following the occurrence of such Fourth Issuer Swap Provider Downgrade Termination Event;

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     FOURTH ISSUER SWAP PROVIDER DEFAULT means the occurrence of an Event of
     Default (as defined in the Fourth Issuer Swap Agreements) where a Fourth Issuer Swap Provider is the Defaulting Party;

     FOURTH ISSUER SWAP PROVIDER DOWNGRADE TERMINATION EVENT means the occurrence of an additional termination event following the failure by a Fourth Issuer Swap Provider to comply with the requirements of the ratings downgrade provisions set out in the relevant Fourth Issuer Swap Agreement;

     FOURTH ISSUER SWAP PROVIDERS means the Dollar Currency Swap Providers, the Euro Currency Swap Providers or any one of them as the context requires;

     FOURTH ISSUER SWAPS means the swaps documented under the Fourth Issuer Swap Agreements;

     FOURTH ISSUER TERM A ADVANCES means the Fourth Issuer Series 1 Term A Advance, the Fourth Issuer Series 2 Term A Advance, the Fourth Issuer Series 3 Term A Advance, the Fourth Issuer Series 4 Term A Advance and the Fourth Issuer Series 5 Term A Advance;

     FOURTH ISSUER TERM AA ADVANCES means the Fourth Issuer Series 1 Term AA Advance, the Fourth Issuer Series 2 Term AA Advance, the Fourth Issuer Series 3 Term AA Advance, the Fourth Issuer Series 4 Term AA Advance and the Fourth Issuer Series 5 Term AA Advance;

     FOURTH ISSUER TERM AAA ADVANCES means the Fourth Issuer Series 1 Term AAA Advance, the Fourth Issuer Series 2 Term AAA Advance, the Fourth Issuer Series 3 Term AAA Advance, the Fourth Issuer Series 4 Term AAA Advances and the Fourth Issuer Series 5 Term AAA Advance;

     FOURTH ISSUER TERM ADVANCES means the Fourth Issuer Term AAA Advances, the Fourth Issuer Term AA Advances, the Fourth Issuer Term A Advances and the Fourth Issuer Term BBB Advances;

     FOURTH ISSUER TERM ADVANCES DUE DATES means the dates being:

     (a) in relation to the Fourth Issuer Series 1 Term AAA Advance, the Funding 1 Interest Payment Date falling in [March 2005];

     (b) in relation to the Fourth Issuer Series 2 Term AAA Advance, the Funding 1 Interest Payment Date falling in [March 2009];

     (c) in relation to the Fourth Issuer Series 3 Term AAA Advance, the Funding 1 Interest Payment Dates falling in [December 2008] and[March 2009];

     (d) in relation to the Fourth Issuer Series 4 Term AAA Advance, the Funding 1 Interest Payment Date falling in [June 2009] and [September 2009];

     (e) in relation to the Fourth Issuer Series 5A1 Term AAA Advance, the Funding 1 Interest Payment Date falling in [March 2011];

     (f) in relation to the Fourth Issuer Series 5A2 Term AAA Advance, the Funding 1 Interest Payment Date falling in [March 2011];

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     (g)  in relation to the Fourth Issuer Series 1 Term AA Advance, the Funding
          1 Interest Payment Date falling after the date on which the Fourth Issuer Series 1 Term AAA Advance has been fully repaid;

     (h) in relation to the Fourth Issuer Series 2 Term AA Advance, the Funding 1 Interest Payment Date falling after the date on which the Fourth Issuer Series 2 Term AAA Advance has been fully repaid;

     (i) in relation to the Fourth Issuer Series 3 Term AA Advance, the Funding 1 Interest Payment Date failing after the date on which the Fourth Issuer Series 3 Term AAA Advance has been fully repaid;

     (j) in relation to the Fourth Issuer Series 4 Term AA Advance, the Funding 1 Interest Payment Date falling on or after the date on which the Fourth Issuer Series 4 Term AAA Advance has been fully repaid;

     (k) in relation to the Fourth Issuer Series 5 Term AA Advance, the Funding 1 Interest Payment Date falling on or after the date on which the Fourth Issuer Series 5 Term AAA Advance has been fully repaid;

     (l) in relation to the Fourth Issuer Series 2 Term A Advance, the Funding 1 Interest Payment Date falling after the date on which the Fourth Issuer Series 2 Term AA Advance has been fully repaid;

     (m) in relation to the Fourth Issuer Series 3 Term A Advance, the Funding 1 Interest Payment Date failing after the date on which the Fourth Issuer Series 3 Term AA Advance has been fully repaid;

     (n) in relation to the Fourth Issuer Series 4 Term A Advance, the Funding 1 Interest Payment Date falling on or after the date on which the Fourth Issuer Series 4 Term AA Advance has been fully repaid;

     (o) in relation to the Fourth Issuer Series 5 Term A Advance, the Funding 1 Interest Payment Date falling on or after the date on which the Fourth Issuer Series 5 Term AA Advance has been fully repaid;

     (p) in relation to the Fourth Issuer Series 2 Term BBB Advance, the Funding 1 Interest Payment Date falling on or after the date on which the Fourth Issuer Series 2 Term A Advance has been fully repaid;

     (q) in relation to the Fourth Issuer Series 3 Term BBB Advance, the Funding 1 Interest Payment Date falling on or after the date on which the Fourth Issuer Series 3 Term A Advance has been fully repaid; and

     (r) in relation to the Fourth Issuer Series 5 Term BBB Advance, the Funding 1 Interest Payment Date falling on or after the date on which the Fourth Issuer Series 5 Term A Advance has been fully repaid;

     FOURTH ISSUER TERM BBB ADVANCES means the the Fourth Issuer Series 2 Term BBB Advance, the Fourth Issuer Series 3 Term BBB Advance and the Fourth Issuer Series 5 Term BBB Advance;

     FOURTH ISSUER TRANSACTION ACCOUNT means the sterling account in the name of the Fourth Issuer (account number 00999302, Permanent Financing (No. 4) PLC, sort code 12-24-55)

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     held with the Fourth Issuer Account Bank or such other account at such other Fourth Issuer Account Bank and/or other banks as may for the time being be in place with the prior consent of the Security Trustee and designated as such;

     FOURTH ISSUER TRANSACTION ACCOUNT MANDATE means the mandate pursuant to which the Fourth Issuer Transaction Account has been established;

     FOURTH ISSUER TRANSACTION DOCUMENTS means those Transaction Documents to which the Fourth Issuer is a party, including the Fourth Issuer Intercompany Loan Agreement, the Fourth Issuer Trust Deed, the Fourth Issuer Paying Agent and Agent Bank Agreement, the Fourth Issuer Deed of Charge, the Fourth Issuer Cash Management Agreement, the Fourth Issuer Swap Agreements, the Fourth Issuer Bank Account Agreement, the Fourth Issuer Post-Enforcement Call Option Agreement and the Fourth Issuer Corporate Services Agreement;

     FOURTH ISSUER TRUST DEED means the trust deed entered into on or about the Fourth Issuer Closing Date between the Fourth Issuer and the Note Trustee constituting the Fourth Issuer Notes (as the same may be amended and/or supplemented from time to time);

     FSMA 2000 or FSMA means the Financial Services and Market Act 2000 (as amended from time to time);

     GLOBAL FOURTH ISSUER NOTES means the global notes issued in respect of the Fourth Issuer Notes, in the form of the Dollar Global Fourth Issuer Notes and the Reg S Global Fourth Issuer Notes;

     INDEPENDENT CERTIFICATES means certificates of independent parties furnished by the Fourth Issuer to the Note Trustee and/or the Security Trustee (as appropriate) and in accordance with sections 314(c) and 314(d)(1) of the Trust Indenture Act;

     INITIAL RELEVANT SCREEN RATE means:

     (a) in respect of the Series 1 Class A Fourth Issuer Notes, the linear interpolation of the arithmetic mean of the offered quotations to leading banks for [one]-week Dollar deposits and the arithmetic mean of the offered quotations to leading banks for [one]-month Dollar deposits and in respect of the Series 1 Class B Fourth Issuer Notes, the Series 1 Class M Fourth Issuer Notes, the Series 2 Fourth Issuer Notes and the Series 3 Fourth Issuer Notes, the linear interpolation of the arithmetic mean of the offered quotations to leading banks for [two]-month Dollar deposits and the arithmetic mean of the offered quotations to leading banks for [three]-month Dollar deposits (rounded upwards, if necessary, to five decimal places), displayed on the Moneyline Telerate Monitor at Moneyline Telerate Page No. 3750 (or such replacement page on that service which displays the information) or, if that service ceases to display the information, such other screen service as may be determined by the Fourth Issuer with the approval of the Note Trustee; or

     (b) in respect of the Series 4 Fourth Issuer Notes the linear interpolation of the arithmetic mean of the offered quotations to prime banks for [two]-month Euro deposits and the arithmetic mean of the offered quotations to prime banks for [three]-month Euro deposits (rounded upwards, if necessary, to five decimal places), displayed on the Moneyline Telerate monitor at Moneyline Telerate page number 248 (or such replacement page on that service which displays the information) or, if that service ceases to display the information, such other screen service as may be determined by the Fourth Issuer with the approval of the Note Trustee; or

     (c) in respect of the Series 5 Class A2 Fourth Issuer Notes, the Series 5 Class B Fourth Issuer Notes, the Series 5 Class M Fourth Issuer Notes and the Series 5 Class C Fourth Issuer Notes the linear interpolation of the arithmetic mean of the offered quotations to leading banks for three-month Sterling deposits and the arithmetic mean of the offered quotations to leading banks for four-month Sterling deposits (rounded upwards, if necessary, to five decimal places), displayed on the Moneyline Telerate monitor at Moneyline Telerate page number 3750 (or such replacement page on that service which displays the information) or, if that service ceases to display the information, such other screen service as may be determined by the Fourth Issuer with the approval of the Note Trustee;

     INTEREST AMOUNT means the amount of interest payable on each Fourth Issuer
     Note in respect of the relevant Interest Period;

     INTEREST DETERMINATION DATE means the Sterling Interest Determination Date, the Euro Interest Determination Date and the Dollar Interest Determination Date;

     INTEREST PAYMENT DATE means, as applicable, a Quarterly Interest Payment Date and/or a Series 1 Class A Interest Payment Date and/or a Series 51 Class A Interest Payment Date;

     INTEREST PERIOD means:

     (a) in respect of interest payments made in respect of the Fourth Issuer Notes (other than the Series 1 Class A Fourth Issuer Notes and the Series 5 Class A Fourth Issuer Notes) the period from (and including) a Quarterly Interest Payment Date (or in respect of the first Interest Period, the Fourth Issuer Closing Date) to (but excluding) the next following (or first) Quarterly Interest Payment Date;

     (b) in respect of the Series 1 Class A Fourth Issuer Notes, the period from (and including) a Series 1 Class A Interest Payment Date (or in respect of the first interest period, the Fourth Issuer Closing Date) to (but excluding) the next following (or first) Series 1 Class A Interest Payment Date, except that following the occurrence of a Trigger Event or the enforcement of the Fourth Issuer Security in accordance with the Fourth Issuer Deed of Charge, the Interest Period for the Series 1 Class A Fourth Issuer Notes (in respect of the first such period) will be the period from (and including) the last Series 1 Class A Interest Payment Date to have occurred to (but excluding) the 10th day of the then next to occur of September, December, March and June (or, if such day is not a Business Day, the next succeeding Business Day) and thereafter will be the quarterly period from (and including) such date to (but excluding) the 10th day of the then first to occur of September, December, March and June; and

     (c) in respect of the Series 5 Class A Fourth Issuer Notes, the period from (and including) a Series 5 Class A Interest Payment Date (or in respect of the first interest period, the Fourth Issuer Closing Date) to (but excluding) the next following (or first) Series 5 Class A Interest Payment Date, except that following the occurrence of (i) a Trigger Event or (ii) the enforcement of the Fourth Issuer Security in accordance with the Fourth Issuer Deed of Charge or (iii) the interest payment date falling in [Step-up date], the Interest Period for the Series 5 Class A Fourth Issuer Notes (in respect of the first such period) will be the period from (and including) the last Series 5 Class A Interest Payment Date to have occurred to (but excluding) the 10th day of the then next to occur of September, December, March and June (or, if such day is not a Business Day, the next succeeding Business Day) and thereafter will be the quarterly period from (and including) such date to (but excluding) 10th day of the then first to occur of September, December, March and June;

     ISSUER ORDER means a written order or request signed in the name of the Fourth Issuer by two directors of the Fourth Issuer;

     ISSUER'S CERTIFICATE means a certificate signed in the name of the Fourth Issuer by two directors of the Fourth Issuer;

     JOINT LEAD UNDERWRITERS means:

     (a)  Citigroup Global Markets Limited;

     (b)  UBS Securities LLC

     (c)  Morgan Stanley & Co International Limited;

     LETTER OF REPRESENTATIONS means the letter of representations to DTC dated on or about the Fourth Issuer Closing Date from the Principal Paying Agent and the Fourth Issuer;

     LONDON BUSINESS DAY means a day (other than a Saturday or Sunday) on which banks are generally open for business (including dealings in foreign currency) in London;

     LONDON STOCK EXCHANGE means the London Stock Exchange plc;

     MANAGERS means, Citigroup Global Markets Limited, UBS Limited and Morgan Stanley & Co International Limited;

     MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE means the amended and restated master definitions and construction schedule signed by the parties to the Transaction Documents and dated on or about [12th March], 2004, as the same may be further amended, restated and supplemented from time to time;

     NEW YORK BUSINESS DAY means a day (other than a Saturday or a Sunday) on which banks are generally open for business (including dealings in foreign currency) in the city of New York;

     NOTE DETERMINATION DATE means two Business Days prior to each Interest Payment Date;

     NOTE EVENT OF DEFAULT means an event of default pursuant to CONDITION 9 of the Fourth Issuer Notes;

     NOTEHOLDERS means the holders for the time being of the Fourth Issuer
     Notes;

     NOTE PRINCIPAL PAYMENT means the amount of each principal payment payable on each Note;

     NOTE TRUSTEE means The Bank of New York having its principal office at One Canada Square, London E14 5AL acting as Note Trustee under the terms of the Fourth Issuer Trust Deed, or such other person as may from time to time be appointed as Note Trustee (or co-trustee) pursuant to the Fourth Issuer Trust Deed;

     NOTICE means, in respect of notice being given to the Noteholders, a notice duly given in accordance with CONDITION 14 of the Fourth Issuer Notes;

     OFFICERS' CERTIFICATE means an officers certificate furnished by the Fourth Issuer to the Note Trustee and/or the Security Trustee (as appropriate) and complying with the provisions of section 314 of the Trust Indenture Act;

     ONE-MONTH USD-LIBOR means the London Interbank Offered Rate for dollar deposits, as determined by the Agent Bank on the following basis:

     (a) on the applicable Dollar Interest Determination Date applicable to the Series 1 Class A Fourth Issuer Notes, the Agent Bank will determine the arithmetic mean, rounded upwards to five decimal places, of the offered quotations to leading banks in the London inter-bank market for dollar deposits for one-month dollar deposits. The One-Month USD-LIBOR for the first Interest Period shall be the linear interpolation of the arithmetic mean of such offered quotations for the [one]-week and [one]-month dollar deposits (rounded upwards, if necessary, to five decimal place).

          This will be determined by reference to the display as quoted on the Moneyline Telerate Screen No. 3750 or, if the Moneyline Telerate Screen No. 3750 stops providing these quotations, the replacement service for the purposes of displaying this information will be used. If the replacement service stops displaying the information, another page as determined by the Fourth Issuer with the approval of the Note Trustee will be used.

          In each of these cases, the determination will be made as at or about
          11.00 a.m., London time, on that date;

     (b) if, on any such Dollar Interest Determination Date, the screen rate is unavailable, the Agent Bank will:

          (i) request the principal London office of each of the Reference Banks to provide the Agent Bank with its offered quotation to leading banks for dollar deposits of the equivalent amount and for the relevant period, in the London inter-bank market as at or about 11.00 a.m. (London time); and

          (ii) calculate the arithmetic mean, rounded upwards to five decimal places, of those quotations;

     (c) if, on any such Dollar Interest Determination Date, the screen rate is unavailable and only two or three of the Reference Banks provide offered quotations, the relevant rate for that Interest Period will be the arithmetic mean of the quotations as calculated in paragraph (b); and

     (d) if, on any such Dollar Interest Determination Date, fewer than two Reference Banks provide quotations, the Agent Bank will consult with the Note Trustee and the Fourth Issuer for the purpose of agreeing a total of two banks to provide such quotations and the relevant rate for that Interest Period will be the arithmetic mean of the quotations as calculated in paragraph (b). If no such banks are agreed then the relevant rate for that Interest Period will be the rate in effect for the last preceding Interest Period for which paragraph (a) or (b) was applicable;

     OPINION OF COUNSEL means an opinion of counsel furnished by the Fourth Issuer to the Note Trustee and/or the Security Trustee (as appropriate) and complying with the provisions of section 314 of the Trust Indenture Act;

     OPTION has the meaning given to it in CLAUSE 2.2 of the Fourth Issuer Post-Enforcement Call Option Agreement;

     OPTION EXERCISE DATE has the meaning ascribed to that expression in Condition 10 of the Fourth Issuer Notes and CLAUSE 2.1 of the Fourth Issuer Post-Enforcement Call Option Agreement;

     PAYING AGENTS means the Principal Paying Agent and the US Paying Agent;

     POOL FACTOR has the meaning given to it in Condition 5(C) of the Fourth Issuer Notes;

     POTENTIAL NOTE EVENT OF DEFAULT has the same meaning as POTENTIAL FOURTH ISSUER EVENT OF DEFAULT;

     POTENTIAL FOURTH ISSUER EVENT OF DEFAULT or POTENTIAL FOURTH ISSUER NOTE EVENT OF DEFAULT means any condition, event or act which with the lapse of time and/or the giving of any notice would constitute a Fourth Issuer Event of Default;

     PRINCIPAL AMOUNT OUTSTANDING has the meaning set out in Condition 5(C) of the Fourth Issuer Notes;

     PRINCIPAL PAYING AGENT means Citibank, N.A. London Branch of 5 Carmelite Street, London EC4Y 0PA in its capacity as principal paying agent in the United Kingdom pursuant to the Fourth Issuer Paying Agent and Agent Bank Agreement;

     PROSPECTUS means the prospectus dated [3rd March], 2004 in relation to the issue of the Fourth Issuer Notes;

     QUARTERLY INTEREST PAYMENT DATE means in respect of the Fourth Issuer Notes (other than the Series 1 Class A Fourth Issuer Notes and the Series 5 Class A1 Issuer Notes) the 10th day of March, June, September and December in each year (or, if such day is not a Business Day, the next succeeding Business Day);

     RATE OF INTEREST has the meaning given in Condition 4(C) of the Fourth Issuer Notes;

     RATING AGENCIES means Standard & Poor's Rating Services, a division of the McGraw-Hill Companies Inc., Moody's Investors Service Limited and Fitch Ratings Ltd.;

     RECEIVER means any person or persons appointed (and any additional person or persons appointed or substituted) as an administrative receiver, receiver, manager, or receiver and manager of the Fourth Issuer Charged Property by the Security Trustee pursuant to the Fourth Issuer Deed of Charge;

     RECORD DATE in respect of the Definitive Fourth Issuer Notes means the 15th day prior to each Interest Payment Date;

     REFERENCE BANKS means the Initial Reference Banks (as defined in Condition 4(H) of the Fourth Issuer Notes) and/or such other bank as may be appointed pursuant to Condition 4(H) of the Fourth Issuer Notes;

     REG S means Regulation S under the United States Securities Act of 1933, as amended;

     REG S DEFINITIVE FOURTH ISSUER NOTES are, where Definitive Fourth Issuer Notes are issued, the Fourth Issuer Notes issued by the Fourth Issuer in exchange for the beneficial interests represented by the Reg S Global Fourth Issuer Note of each class;

     REG S GLOBAL FOURTH ISSUER NOTES means the Series 4 Global Fourth Issuer Notes and the Series 5 Global Fourth Issuer Notes;

     REGISTER means the register of noteholders kept by the Registrar and which records the identity of each Fourth Issuer Noteholder and the number of Fourth Issuer Notes which each Fourth Issuer Noteholder owns;

     REGISTRAR means Citibank, N.A. London Branch of 5 Carmelite Street, London EC4Y 0PA in its capacity as the registrar appointed by the Fourth Issuer under the Fourth Issuer Paying Agent and Agent Bank Agreement to record the holders of Fourth Issuer Notes;

     REGULATIONS means as the context may require either (i) the Unfair Terms in Consumer Contracts Regulations 1999 and/or, as applicable, the Unfair Terms in Consumer Contracts Regulations 1994 or (ii) the Regulations set out in
     Schedule 2 to the Fourth Issuer Paying Agent and Agent Bank Agreement;

     RELEVANT MARGIN means:

     (a) in respect of the Series 1 Class A Fourth Issuer Notes, -[{circle}] per cent. per annum;

     (b) in respect of the Series 1 Class B Fourth Issuer Notes, [{circle}] per cent. per annum up to and including the Interest Period ending in [{circle}] and thereafter [{circle}] per cent. per annum;

     (c) in respect of the Series 1 Class M Fourth Issuer Notes, [{circle}] per cent. per annum up to and including the Interest Period ending in [{circle}] and thereafter [{circle}] per cent. per annum;

     (d) in respect of the Series 2 Class A Fourth Issuer Notes, [{circle}] per cent. per annum;

     (e) in respect of the Series 2 Class B Fourth Issuer Notes, [{circle}] per cent. per annum up to and including the Interest Period ending in [{circle}] and thereafter [{circle}] per cent. per annum;

     (f) in respect of the Series 2 Class M Fourth Issuer Notes, [{circle}] per cent. per annum up to and including the Interest Period ending in [{circle}] and thereafter [{circle}] per cent. per annum;

     (g) in respect of the Series 2 Class C Fourth Issuer Notes, [{circle}] per cent. per annum up to and including the Interest Period ending in [{circle}] and thereafter [{circle}] per cent. per annum;

     (h) in respect of the Series 3 Class A Fourth Issuer Notes, [{circle}] per cent. per annum up to and including the Interest Period ending in [{circle}] and thereafter [{circle}] per cent. per annum;

     (i) in respect of the Series 3 Class B Fourth Issuer Notes, [{circle}] per cent. per annum up to and including the Interest Period ending in [{circle}] and thereafter [{circle}] per cent. per annum;

     (j) in respect of the Series 3 Class M Fourth Issuer Notes, [{circle}] per cent. per annum up to and including the Interest Period ending in [{circle}] and thereafter [{circle}] per cent. per annum;

     (k) in respect of the Series 3 Class C Fourth Issuer Notes, [{circle}] per cent. per annum up to and including the Interest Period ending in [{circle}] and thereafter [{circle}] per cent. per annum;

     (l) in respect of the Series 4 Class A Fourth Issuer Notes, [{circle}] per cent. per annum up to and including the Interest Period ending in [{circle}] and thereafter [{circle}] per cent. per annum;

     (m) in respect of the Series 4 Class B Fourth Issuer Notes, [{circle}] per cent. per annum up to and including the Interest Period ending in [{circle}] and thereafter [{circle}] per cent. per annum;

     (n) in respect of the Series 4 Class M Fourth Issuer Notes, [{circle}] per cent. per annum up to and including the Interest Period ending in [{circle}] and thereafter [{circle}] per cent. per annum;

     (o) in respect of the Series 5 Class A1 Fourth Issuer Notes, [{circle}] per cent. per annum from and excluding the Interest Period ending in [{circle}];

     (p) in respect of the Series 4 Class A2 Fourth Issuer Notes, [{circle}] per cent. per annum up to and including the Interest Period ending in [{circle}] and thereafter [{circle}] per cent. per annum;

     (q) in respect of the Series 5 Class B Fourth Issuer Notes, [{circle}] per cent. per annum up to and including the Interest Period ending in [{circle}] and thereafter [{circle}] per cent. per annum;

     (r) in respect of the Series 5 Class M Fourth Issuer Notes, [{circle}] per cent. per annum up to and including the Interest Period ending in [{circle}] and thereafter [{circle}] per cent. per annum; and

     (s) in respect of the Series 5 Class C Fourth Issuer Notes, [{circle}] per cent. per annum to and including the Interest Period ending in [{circle}] and thereafter [{circle}] per cent. per annum;

     RELEVANT SCREEN RATE means:

     (a) in respect of the first Interest Period, the Initial Relevant Screen Rate; and

     (b)  (i)   in respect of subsequent Interest Periods in respect of the
                Series 1 Class A Fourth Issuer Notes, the arithmetic mean of the offered quotations to leading banks for one-month Dollar deposits in the London inter-bank market displayed on the Moneyline Telerate Monitor at Moneyline Telerate page number
                3750;

          (ii) in respect of subsequent Interest Periods in respect of the Series 1 Class B Fourth Issuer Notes, the Series M Fourth Issuer Notes, the Series 1 Class C Fourth Issuer Notes, the Series 2 Fourth Issuer Notes and the Series 3 Fourth Issuer Notes, the arithmetic mean of the offered quotations to leading banks for three-month Dollar deposits in the London inter-bank market displayed on the Moneyline Telerate Monitor at Moneyline Telerate Page No. 3750;

          (iii) in respect of subsequent Interest Periods in respect of the Series 4 Fourth Issuer Notes and (commencing from but excluding the Interest Payment Date falling in [March 2011]) the Series 5 Class A1 Fourth Issuer, the arithmetic mean of offered quotations to prime banks for three-month Euro deposits in the Euro-zone inter-bank market displayed on the Moneyline Telerate Monitor at Moneyline Telerate Page No. 248;

          (iv) in respect of subsequent Interest Periods in respect of the Series 5 Class A2 Fourth Issuer Notes, the Series 5 Class B Fourth Issuer Notes, the Series 5 Class M Fourth Issuer Notes and the Series 5 Class M Fourth Issuer Notes and, the arithmetic mean of offered quotations to prime banks for three-month Sterling deposits in the London inter-bank market displayed on the Moneyline Telerate Monitor at Moneyline Telerate Page No. 3750; and

     in each case, displayed on the above-mentioned page of the Dow-Jones/Telerate Monitor (or such replacement page on that service which displays the information) or, if that service ceases to display the information, such other screen service as may be determined by the Fourth Issuer with the approval of the Note Trustee (rounded upwards, if necessary, to five decimal places);

     RELEVANT FOURTH ISSUER NOTES has the meaning given in CLAUSE 2.2 of the Fourth Issuer Post-Enforcement Call Option Agreement;

     REPAYMENT DATE means the earlier to occur of (a) the date when the Notes have been redeemed in full and (b) the Funding 1 Interest Payment Date in June 2042;

     REQUISITE RATINGS means a rating of P-1 by Moody's, F1+ by Fitch and A-1+ by Standard & Poor's;

     SCHEDULED AMORTISATION INSTALMENT means:

     (a) in respect of the Fourth Issuer Series 3 Term AAA Advance, the repayments of principal due on [December 2008] and [March 2009], being the Scheduled Repayment Dates of the Fourth Issuer Series 3 Term AAA Advance; or

     (b) in respect of the Fourth Issuer Series 4 Term AAA Advance, the repayments of principal due on [June 2009] and [September 2009], being the Scheduled Repayment Dates of the Fourth Issuer Series 4 Term AAA Advances; or

     (c) in respect of any New Term Advance which is a Scheduled Amortisation Term Advance, the repayments of principal due on each of the Scheduled Repayments Dates of that Scheduled Amortisation Term Advance;

     SCHEDULED AMORTISATION TERM ADVANCE means the Fourth Issuer Series 3 Term AAA Advance and/or the Fourth Issuer Series 4 Term AAA Advance and/or any New Term Advance that is referred to as such in the relevant offering document or prospectus relating to any New Issuer;

     SCHEDULED PRINCIPAL REPAYMENT means, in respect of the Fourth Issuer Term AAA Advances, the Fourth Issuer Term AA Advances, the Fourth Issuer Term A Advances the Fourth Issuer Term BBB Advances, or any New Term Advance, the amount of principal, if any, scheduled to be repaid in respect of such advance on the relevant Scheduled Repayment Date;

     SCHEDULED REDEMPTION DATES means:

     (a) in respect of the Series 1 Class A Fourth Issuer Notes, the Interest Payment Date in[March 2005];

     (b) in respect of the Series 2 Class A Fourth Issuer Notes, the Interest Payment Date in[March 2007];

     (c) in respect of the Series 3 Class A Fourth Issuer Notes, the Interest Payment Date in [December 2008] and[March 2009];

     (d) in respect of the Series 4 Class A Fourth Issuer Notes, the Interest Payment Date in [June 2009] and [September 2009]; and

     SCHEDULED REPAYMENT DATES means:

     (a) in respect of the Fourth Issuer Series 1 Term AAA Advance, the Interest Payment Date in [March 2005];

     (b) in respect of the Fourth Issuer Series 2 Term AAA Advance, the Interest Payment Date in [March 2007];

     (c) in respect of the Fourth Issuer Series 3 Term AAA Advance, the Interest Payment Dates in [December 2008] and[March 2009];

     (d) in respect of the Fourth Issuer Series 4 Term AAA Advance, the Interest Payment Date in [June 2009] and [September 2009];

     (e) in respect of any New Term Advance which is intended to be a Fourth Issuer Bullet Term Advance, the Scheduled Repayment Date of that Fourth Issuer Bullet Term Advance; and

     (f) in respect of any New Term Advance which is intended to be a Scheduled Amortisation Term Advance, the Scheduled Repayment Dates for each of the Scheduled Amortisation Instalments under such Scheduled Amortisation Term Advance;

     SECURITIES ACT means the United States Securities Act of 1933, as amended;

     SECURITY TRUSTEE means in relation to the Fourth Issuer, the Fourth Issuer Secured Creditors, the Fourth Issuer Deed of Charge, the Fourth Issuer Security and the Fourth Issuer Intercompany Loan Agreement, The Bank of New York whose London branch address is at 48th Floor, One Canada Square, London E14 5AL acting as Security Trustee under the terms of the Fourth Issuer Deed of Charge or such other person as may from time to time be appointed as Security Trustee (or co-trustee) pursuant to the Fourth Issuer Deed of Charge;

     SELLER means Halifax plc (registered number 2367076) in its capacity as seller of the Loans and their Related Security to the Mortgages Trustee pursuant to the terms of the Mortgage Sale Agreement;

     SENIOR LIABILITIES means the items listed in paragraphs (a) and (c) to (g) (inclusive)of the Fourth Issuer Pre-Enforcement Revenue Priority of Payments;

     SERIES 1 CLASS A DEFINITIVE FOURTH ISSUER NOTES means the registered notes in definitive form which may be issued in respect of the Series 1 Class A Fourth Issuer Notes pursuant to, and in the circumstances specified in, Condition 1 and includes any replacement for Series 1 Class A Definitive Fourth Issuer Notes issued pursuant to Condition 13 and which are issued substantially in the form described in and set out in Part A of Schedule 2 to the Fourth Issuer Trust Deed;

     SERIES 1 CLASS A FOURTH ISSUER NOTES means the US$[{circle}] series 1 class A asset backed floating rate notes due March 2005;

     SERIES 1 CLASS B FOURTH ISSUER NOTES means the US$[{circle}] series 1 class B asset backed floating rate notes due June 2042;

     SERIES 1 CLASS M FOURTH ISSUER NOTES means the US$[{circle}] series 1 class M asset backed floating rate notes due June 2042;

     SERIES 2 CLASS A FOURTH ISSUER NOTES means the US$[{circle}] series 2 class A asset backed floating rate notes due March, 2009;

     SERIES 2 CLASS B FOURTH ISSUER NOTES means the US$[{circle}] series 2 class B asset backed floating rate notes due June 2042;

     SERIES 2 CLASS M FOURTH ISSUER NOTES means the US$[{circle}] series 2 class M asset backed floating rate notes due June 2042;

     SERIES 2 CLASS C FOURTH ISSUER NOTES means the US$[{circle}] series 2 class C asset backed floating rate notes due June 2042;

     SERIES 3 CLASS A FOURTH ISSUER NOTES means the US$[{circle}] series 3 class A asset backed floating rate notes due[2024];

     SERIES 3 CLASS B FOURTH ISSUER NOTES means the US$[{circle}] series 3 class B asset backed floating rate notes due June 2042;

     SERIES 3 CLASS M FOURTH ISSUER NOTES means the US$[{circle}] series 3 class M asset backed floating rate notes due June 2042;

     SERIES 3 CLASS C FOURTH ISSUER NOTES means the US$[{circle}] series 3 class C asset backed floating rate notes due June 2042;

     SERIES 4 CLASS A FOURTH ISSUER NOTES means the [E][{circle}] series 4 class A asset backed floating rate notes due June 2042;

     SERIES 4 CLASS B FOURTH ISSUER NOTES means the [E][{circle}] series 4 class B asset backed floating rate notes due June 2042;

     SERIES 4 CLASS M FOURTH ISSUER NOTES means the [E][{circle}] series 4 class M asset backed floating rate notes due June 2042;

     SERIES 4 CLASS A FOURTH ISSUER NOTES means Series 5 Class A1 Fourth Issuer Notes and Series 5 Class A2 Fourth Issuer Notes

     SERIES 5 CLASS A FOURTH ISSUER NOTES means the [E][{circle}] series 5 class A asset backed fixed- rate notes due June 2042;

     SERIES 5 CLASS A FOURTH ISSUER NOTES means the [GBP][{circle}] series 5 class A asset backed fixed- rate notes due June 2042;

     SERIES 5 CLASS B FOURTH ISSUER NOTES means the [GBP][{circle}] series 5 class B asset backed floating rate notes due June 2042;

     SERIES 5 CLASS M FOURTH ISSUER NOTES means the [GBP][{circle}] series 5 class M asset backed floating rate notes due June 2042;

     SERIES 5 CLASS C FOURTH ISSUER NOTES means the [GBP][{circle}] series 5 class C asset backed floating rate notes due June 2042;

     SERIES 1 CLASS A FOURTH ISSUER NOTEHOLDERS means the holders for the time being of the Series 1 Class A Fourth Issuer Notes;

     SERIES 1 CLASS B FOURTH ISSUER NOTEHOLDERS means the holders for the time being of the Series 1 Class B Fourth Issuer Notes;

     SERIES 1 CLASS M FOURTH ISSUER NOTEHOLDERS means the holders for the time being of the Series 1 Class M Fourth Issuer Notes;

     SERIES 2 CLASS A FOURTH ISSUER NOTEHOLDERS means the holders for the time being of the Series 2 Class A Fourth Issuer Notes;

     SERIES 2 CLASS B FOURTH ISSUER NOTEHOLDERS means the holders for the time being of the Series 2 Class B Fourth Issuer Notes;

     SERIES 2 CLASS M FOURTH ISSUER NOTEHOLDERS means the holders for the time being of the Series 2 Class M Fourth Issuer Notes;

     SERIES 2 CLASS C FOURTH ISSUER NOTEHOLDERS means the holders for the time being of the Series 2 Class C Fourth Issuer Notes;

     SERIES 3 CLASS A FOURTH ISSUER NOTEHOLDERS means the holders for the time being of the Series 3 Class A Fourth Issuer Notes;

     SERIES 3 CLASS B FOURTH ISSUER NOTEHOLDERS means the holders for the time being of the Series 3 Class B Fourth Issuer Notes;

     SERIES 3 CLASS M FOURTH ISSUER NOTEHOLDERS means the holders for the time being of the Series 3 Class M Fourth Issuer Notes;

     SERIES 3 CLASS C FOURTH ISSUER NOTEHOLDERS means the holders for the time being of the Series 3 Class C Fourth Issuer Notes;

     SERIES 4 CLASS A FOURTH ISSUER NOTEHOLDERS means the holders for the time being of the Series 4 Class A Fourth Issuer Notes;

     SERIES 4 CLASS B FOURTH ISSUER NOTEHOLDERS means the holders for the time being of the Series 4 Class B Fourth Issuer Notes;

     SERIES 4 CLASS M FOURTH ISSUER NOTEHOLDERS means the holders for the time being of the Series 4 Class M Fourth Issuer Notes;

     SERIES 5 CLASS A FOURTH ISSUER NOTEHOLDERS means the holders for the time being of the Series 5 Class A Fourth Issuer Notes;

     SERIES 5 CLASS B FOURTH ISSUER NOTEHOLDERS means the holders for the time being of the Series 5 Class B Fourth Issuer Notes;

     SERIES 5 CLASS M FOURTH ISSUER NOTEHOLDERS means the holders for the time being of the Series 5 Class M Fourth Issuer Notes;

     SERIES 5 CLASS C FOURTH ISSUER NOTEHOLDERS means the holders for the time being of the Series 5 Class C Fourth Issuer Notes;

     SERIES 1 CLASS A GLOBAL FOURTH ISSUER NOTE means a separate global note in registered form representing the Series 1 Class A Fourth Issuer Notes;

     SERIES 1 CLASS B GLOBAL FOURTH ISSUER NOTE means a separate global note in registered form representing the Series 1 Class B Fourth Issuer Notes;

     SERIES 1 CLASS M GLOBAL FOURTH ISSUER NOTE means a separate global note in registered form representing the Series 1 Class M Fourth Issuer Notes;

     SERIES 1 GLOBAL FOURTH ISSUER NOTES means the Series 1 Class A Global Fourth Issuer Note, the Series 1 Class B Global Fourth Issuer Note and the Series 1 Class M Fourth Issuer Global Note;

     SERIES 2 CLASS A GLOBAL FOURTH ISSUER NOTE means a separate global note in registered form representing the Series 2 Class A Fourth Issuer Notes;

     SERIES 2 CLASS B GLOBAL FOURTH ISSUER NOTE means a separate global note in registered form representing the Series 2 Class B Fourth Issuer Notes;

     SERIES 2 CLASS M GLOBAL FOURTH ISSUER NOTE means a separate global note in registered form representing the Series 2 Class M Fourth Issuer Notes;

     SERIES 2 CLASS C GLOBAL FOURTH ISSUER NOTE means a separate global note in registered form representing the Series 2 Class C Fourth Issuer Notes;

     SERIES 2 GLOBAL FOURTH ISSUER NOTES means the Series 2 Class A Global Fourth Issuer Note, Series 2 Class B Global Fourth Issuer Note, Series 2 Class M Global Fourth Issuer Note and the Series 2 Class C Global Fourth Issuer Note;

     SERIES 3 CLASS A GLOBAL FOURTH ISSUER NOTE means a separate global note in registered form representing the Series 3 Class A Fourth Issuer Notes;

     SERIES 3 CLASS B GLOBAL FOURTH ISSUER NOTE means a separate global note in registered form representing the Series 3 Class B Fourth Issuer Notes;

     SERIES 3 CLASS M GLOBAL FOURTH ISSUER NOTE means a separate global note in registered form representing the Series 3 Class M Fourth Issuer Notes;

     SERIES 3 CLASS C GLOBAL FOURTH ISSUER NOTE means a separate global note in registered form representing the Series 3 Class C Fourth Issuer Notes;

     SERIES 3 GLOBAL FOURTH ISSUER NOTES means the Series 3 Class A Global Fourth Issuer Note, the Series 3 Class B Global Fourth Issuer Note, the Series 3 Class M Global Fourth Issuer Note and the Series 3 Class C Global Fourth Issuer Note;

     SERIES 4 CLASS A GLOBAL FOURTH ISSUER NOTE means a separate global note in registered form representing the Series 4 Class A Fourth Issuer Notes;

     SERIES 4 CLASS B GLOBAL FOURTH ISSUER NOTE means a separate global note in registered form representing the Series 4 Class B Fourth Issuer Notes;

     SERIES 4 CLASS M GLOBAL FOURTH ISSUER NOTE means a separate global note in registered form representing the Series 4 Class M Fourth Issuer Notes;

     SERIES 4 GLOBAL FOURTH ISSUER NOTES means the Series 4 Class A Global Fourth Issuer Notes, the Series 4 Class B Global Fourth Issuer Note and the Series 4 Class M Global Fourth Issuer Note;

     SERIES 5 CLASS A1 GLOBAL FOURTH ISSUER NOTE means a separate global note in registered form representing the Series 5 Class A1 Fourth Issuer Notes;

     SERIES 5 CLASS A2 GLOBAL FOURTH ISSUER NOTE means a separate global note in registered form representing the Series 5 Class A2 Fourth Issuer Notes;

     SERIES 5 CLASS B GLOBAL FOURTH ISSUER NOTE means a separate global note in registered form representing the Series 5 Class B Fourth Issuer Notes;

     SERIES 5 CLASS M GLOBAL FOURTH ISSUER NOTE means a separate global note in registered form representing the Series 5 Class M Fourth Issuer Notes;

     SERIES 5 CLASS C GLOBAL FOURTH ISSUER NOTE means a separate global note in registered form representing the Series 5 Class C Fourth Issuer Notes;

     SERIES 5 GLOBAL FOURTH ISSUER NOTES means the Series 5 Class A Global Fourth Issuer Notes, Series 5 Class B Global Fourth Issuer Note, the Series 5 Class M Global Fourth Issuer Note and the Series 5 Class C Global Fourth Issuer Note;

     SERIES 1 FOURTH ISSUER NOTES means collectively the Series 1 Class A Fourth Issuer Notes, the Series 1 Class B Fourth Issuer Notes ans the Series 1 Class M Fourth Issuer Notes;

     SERIES 2 FOURTH ISSUER NOTES means collectively the Series 2 Class A Fourth Issuer Notes, the Series 2 Class B Fourth Issuer Notes, the Series 2 Class M Fourth Issuer Notes and the Series 2 Class C Fourth Issuer Notes;

     SERIES 3 FOURTH ISSUER NOTES means collectively the Series 3 Class A Fourth Issuer Notes, the Series 3 Class B Fourth Issuer Notes, the Series 3 Class M Fourth Issuer Notes and the Series 3 Class C Fourth Issuer Notes;

     SERIES 4 FOURTH ISSUER NOTES means collectively the Series 4 Class A Fourth Issuer Notes, the Series 4 Class B Fourth Issuer Notes and the Series 4 Class M Fourth Issuer Notes;

     SERIES 5 FOURTH ISSUER NOTES means collectively the Series 5 Class A Fourth Issuer Notes, the Series 5 Class B Fourth Issuer Notes, the Series 5 Class M Fourth Issuer Notes and the Series 5 Class C Fourth Issuer Notes;

     SERIES 1 CLASS A INTEREST PAYMENT DATE means in respect of the Series 1 Class A Fourth Issuer Notes the 10th day of each consecutive month (or, if such day is not a Business Day, the next succeeding Business Day), until the earliest of (i) the Quarterly Interest Payment Date immediately following the occurrence of a Trigger Event and (ii) the Quarterly Interest

     Payment Date immediately following the enforcement of the Fourth Issuer Security in accordance with the Fourth Issuer Deed of Charge, and thereafter the 10th day of September, December, March and June in each year (or if such day is not a Business Day, the next succeeding Business Day);

     SERIES 1 CLASS A FOURTH ISSUER SWAP means the sterling-dollar currency swap which enables the Fourth Issuer to receive and pay amounts under the Fourth Issuer Intercompany Loan in sterling and to receive and pay amounts under the Series 1 Class A Fourth Issuer Notes in dollars;

     SERIES 1 CLASS A FOURTH ISSUER SWAP AGREEMENT means the ISDA Master Agreement (including the schedule and confirmation thereto) entered into on or about the Fourth Issuer Closing Date between the Series 1 Class A Fourth Issuer Swap Provider, the Fourth Issuer and the Security Trustee as amended and supplemented from time to time;

     SERIES 1 CLASS B FOURTH ISSUER SWAP means the sterling-dollar currency swap which enables the Fourth Issuer to receive and pay amounts under the Fourth Issuer Intercompany Loan in sterling and to receive and pay amounts under the Series 1 Class B Fourth Issuer Notes in dollars;

     SERIES 1 CLASS B FOURTH ISSUER SWAP AGREEMENT means the ISDA Master Agreement (including the schedule and confirmation thereto) entered into on or about the Fourth Issuer Closing Date between the Series 1 Class B Fourth Issuer Swap Provider, the Fourth Issuer and the Security Trustee as amended and supplemented from time to time;

     SERIES 1 CLASS C FOURTH ISSUER SWAP AGREEMENT means the ISDA Master Agreement (including the schedule and confirmation thereto) entered into on or about the Fourth Issuer Closing Date between the Series 1 Class C Fourth Issuer Swap Provider, the Fourth Issuer and the Security Trustee as amended and supplemented from time to time;

     SERIES 1 CLASS M FOURTH ISSUER SWAP means the sterling-dollar currency swap which enables the Fourth Issuer to receive and pay amounts under the Fourth Issuer Intercompany Loan in sterling and to receive and pay amounts under the Series 1 Class M Fourth Issuer Notes in dollars;

     SERIES 1 CLASS M FOURTH ISSUER SWAP AGREEMENT means the ISDA Master Agreement (including the schedule and confirmation thereto) entered into on or about the Fourth Issuer Closing Date between the Series 1 Class M Fourth Issuer Swap Provider, the Fourth Issuer and the Security Trustee as amended and supplemented from time to time;

     SERIES 1 CLASS A FOURTH ISSUER SWAP PROVIDER means [{circle}] or such other swap provider appointed from time to time in relation to the Series 1 Fourth Issuer Notes;

     SERIES 1 CLASS B FOURTH ISSUER SWAP PROVIDER means [{circle}] or such other swap provider appointed from time to time in relation to the Series 1 Fourth Issuer Notes;

     SERIES 1 CLASS M FOURTH ISSUER SWAP PROVIDER means [{circle}] or such other swap provider appointed from time to time in relation to the Series 1 Fourth Issuer Notes;

     SERIES 1 FOURTH ISSUER SWAP AGREEMENTS means the Series 1 Class A Fourth Issuer Swap Agreement, the Series 1 Class B Fourth Issuer Swap Agreement and the Series 1 Class M Issuer Swap Agreement;

     SERIES 1 FOURTH ISSUER SWAP PROVIDER means the Series 1 Class A Fourth Issuer Swap Provider, the Series 1 Class B Fourth Issuer Swap Provider and the Series 1 Class C Fourth Issuer Swap Provider;

     SERIES 2 CLASS A FOURTH ISSUER SWAP means the sterling-dollar currency swap which enables the Fourth Issuer to receive and pay amounts under the Fourth Issuer Intercompany Loan in sterling and to receive and pay amounts under the Series 2 Class A Fourth Issuer Notes in dollars;

     SERIES 2 CLASS A FOURTH ISSUER SWAP AGREEMENT means the ISDA Master Agreement (including the schedule and confirmation thereto) entered into on or about the Fourth Issuer Closing Date between the Series 2 Class A Fourth Issuer Swap Provider, the Fourth Issuer and the Security Trustee as amended and supplemented from time to time;

     SERIES 2 CLASS B FOURTH ISSUER SWAP means the sterling-dollar currency swap which enables the Fourth Issuer to receive and pay amounts under the Fourth Issuer Intercompany Loan in sterling and to receive and pay amounts under the Series 2 Class B Fourth Issuer Notes in dollars;

     SERIES 2 CLASS B FOURTH ISSUER SWAP AGREEMENT means the ISDA Master Agreement (including the schedule and confirmation thereto) entered into on or about the Fourth Issuer Closing Date between the Series 2 Class B Fourth Issuer Swap Provider, the Fourth Issuer and the Security Trustee as amended and supplemented from time to time;

     SERIES 2 CLASS C FOURTH ISSUER SWAP means the sterling-dollar currency swap which enables the Fourth Issuer to receive and pay amounts under the Fourth Issuer Intercompany Loan in sterling and to receive and pay amounts under the Series 2 Class C Fourth Issuer Notes in dollars;

     SERIES 2 CLASS C FOURTH ISSUER SWAP AGREEMENT means the ISDA Master Agreement (including the schedule and confirmation thereto) entered into on or about the Fourth Issuer Closing Date between the Series 2 Class C Fourth Issuer Swap Provider, the Fourth Issuer and the Security Trustee as amended and supplemented from time to time;

     SERIES 2 CLASS M FOURTH ISSUER SWAP means the sterling-dollar currency swap which enables the Fourth Issuer to receive and pay amounts under the Fourth Issuer Intercompany Loan in sterling and to receive and pay amounts under the Series 2 Class M Fourth Issuer Notes in dollars;

     SERIES 2 CLASS M FOURTH ISSUER SWAP AGREEMENT means the ISDA Master Agreement (including the schedule and confirmation thereto) entered into on or about the Fourth Issuer Closing Date between the Series 2 Class M Fourth Issuer Swap Provider, the Fourth Issuer and the Security Trustee as amended and supplemented from time to time;

     SERIES 2 FOURTH ISSUER SWAP AGREEMENTS means the Series 2 Class A Fourth Issuer Swap Agreement, the Series 2 Class B Fourth Issuer Swap Agreement, the Series 2 Class M Fourth Issuer Swap Agreement and the Series 2 Class C Fourth Issuer Swap Agreement;

     SERIES 2 CLASS A FOURTH ISSUER SWAP PROVIDER means [{circle}] or such other swap provider appointed from time to time in relation to the Series 1 Fourth Issuer Notes;

     SERIES 2 CLASS B FOURTH ISSUER SWAP PROVIDER means [{circle}] or such other swap provider appointed from time to time in relation to the Series 1 Fourth Issuer Notes ;

     SERIES 2 CLASS C FOURTH ISSUER SWAP PROVIDER means [{circle}] or such other swap provider appointed from time to time in relation to the Series 1 Fourth Issuer Notes;

     SERIES 2 CLASS M FOURTH ISSUER SWAP PROVIDER means [{circle}] or such other swap provider appointed from time to time in relation to the Series 1 Fourth Issuer Notes;

     SERIES 2 FOURTH ISSUER SWAP PROVIDER means the Series 2 Class A Fourth Issuer Swap Provider, the Series 2 Class B Fourth Issuer Swap Provider, the Series 2 Class M Fourth Issuer Swap Provider and the Series 2 Class C Currency Swap Provider;

     SERIES 3 CLASS A FOURTH ISSUER SWAP means the sterling-dollar currency swap which enables the Fourth Issuer to receive and pay amounts under the Fourth Issuer Intercompany Loan in sterling and to receive and pay amounts under the Series 3 Class A Fourth Issuer Notes in dollars;

     SERIES 3 CLASS A FOURTH ISSUER SWAP AGREEMENT means the ISDA Master Agreement (including the schedule and confirmation thereto) entered into on or about the Fourth Issuer Closing Date between the Series 3 Class A Fourth Issuer Swap Provider, the Fourth Issuer and the Security Trustee as amended and supplemented from time to time;

     SERIES 3 CLASS B FOURTH ISSUER SWAP means the sterling-dollar currency swap which enables the Fourth Issuer to receive and pay amounts under the Fourth Issuer Intercompany Loan in sterling and to receive and pay amounts under the Series 3 Class B Fourth Issuer Notes in dollars;

     SERIES 3 CLASS B FOURTH ISSUER SWAP AGREEMENT means the ISDA Master Agreement (including the schedule and confirmation thereto) entered into on or about the Fourth Issuer Closing Date between the Series 3 Class B Fourth Issuer Swap Provider, the Fourth Issuer and the Security Trustee as amended and supplemented from time to time;

     SERIES 3 CLASS C FOURTH ISSUER SWAP means the sterling-dollar currency swap which enables the Fourth Issuer to receive and pay amounts under the Fourth Issuer Intercompany Loan in sterling and to receive and pay amounts under the Series 3 Class C Fourth Issuer Notes in dollars;

     SERIES 3 CLASS C FOURTH ISSUER SWAP AGREEMENT means the ISDA Master Agreement (including the schedule and confirmation thereto) entered into on or about the Fourth Issuer Closing Date between the Series 3 Class C Fourth Issuer Swap Provider, the Fourth Issuer and the Security Trustee as amended and supplemented from time to time;

     SERIES 3 CLASS M FOURTH ISSUER SWAP means the sterling-dollar currency swap which enables the Fourth Issuer to receive and pay amounts under the Fourth Issuer Intercompany Loan in sterling and to receive and pay amounts under the Series 3 Class M Fourth Issuer Notes in dollars;

     SERIES 3 CLASS M FOURTH ISSUER SWAP AGREEMENT means the ISDA Master Agreement (including the schedule and confirmation thereto) entered into on or about the Fourth Issuer Closing Date between the Series 3 Class M Fourth Issuer Swap Provider, the Fourth Issuer and the Security Trustee as amended and supplemented from time to time;

     SERIES 3 CLASS A FOURTH ISSUER SWAP PROVIDER means [{circle}] or such other swap provider appointed from time to time in relation to the Series 3 Fourth Issuer Notes;

     SERIES 3 CLASS B FOURTH ISSUER SWAP PROVIDER means [{circle}] or such other swap provider appointed from time to time in relation to the Series 3 Fourth Issuer Notes;

     SERIES 3 CLASS C FOURTH ISSUER SWAP PROVIDER means [{circle}] or such other swap provider appointed from time to time in relation to the Series 3 Fourth Issuer Notes;

     SERIES 3 CLASS M FOURTH ISSUER SWAP PROVIDER means [{circle}] or such other swap provider appointed from time to time in relation to the Series 3 Fourth Issuer Notes;

     SERIES 3 FOURTH ISSUER SWAP AGREEMENTS the Series 3 Class A dollar Currency Swap Agreement, the Series 3 Class B dollar Currency Swap Agreement, the Series 3 Class M dollar Currency Swap Agreement and the Series 3 Class C dollar Currency Swap Agreement;

     SERIES 3 FOURTH ISSUER SWAP PROVIDER means the Series 3 Class A Fourth Issuer Swap Provider, the Series 3 Class B Fourth Issuer Swap Provider, the Series 3 Class M dollar Currency Swap Provider and the Series 3 Class C Fourth Issuer Swap Provider;

     SERIES 4 CLASS A FOURTH ISSUER SWAP means the sterling-euro currency swap which enables the Fourth Issuer to receive and pay amounts under the Fourth Issuer Intercompany Loan in sterling and to receive and pay amounts under the Series 4 Class A Fourth Issuer Notes in euro;

     SERIES 4 CLASS B FOURTH ISSUER SWAP means the sterling-euro currency swap which enables the Fourth Issuer to receive and pay amounts under the Fourth Issuer Intercompany Loan in sterling and to receive and pay amounts under the Series 4 Class B Fourth Issuer Notes in euro;

     SERIES 4 CLASS B FOURTH ISSUER SWAP AGREEMENT means the ISDA Master Agreement (including the schedule and confirmation thereto) entered into on or about the Fourth Issuer Closing Date between the Series 4 Class B Fourth Issuer Swap Provider, the Fourth Issuer and the Security Trustee as amended and supplemented from time to time;

     SERIES 4 CLASS M FOURTH ISSUER SWAP means the sterling-euro currency swap which enables the Fourth Issuer to receive and pay amounts under the Fourth Issuer Intercompany Loan in sterling and to receive and pay amounts under the Series 4 Class M Fourth Issuer Notes in euro;

     SERIES 4 CLASS M FOURTH ISSUER SWAP AGREEMENT means the ISDA Master Agreement (including the schedule and confirmation thereto) entered into on or about the Fourth Issuer Closing Date between the Series 4 Class M Fourth Issuer Swap Provider, the Fourth Issuer and the Security Trustee as amended and supplemented from time to time;

     SERIES 4 FOURTH ISSUER SWAP AGREEMENTS means the Series 4 Class A1 Fourth Issuer Swap Agreement, the Series 4 Class B Fourth Issuer Swap Agreement, the Series 4 Class M Fourth Issuer Swap Agreement and the Series 4 Class C Fourth Issuer Swap Agreement;

     SERIES 4 CLASS A FOURTH ISSUER SWAP PROVIDER means [{circle}] or such other swap provider appointed from time to time in relation to the Series 4 Class A1 Fourth Issuer Notes;

     SERIES 4 CLASS B FOURTH ISSUER SWAP PROVIDER means [{circle}] or such other swap provider appointed from time to time in relation to the Series 4 Fourth Issuer Notes;

     SERIES 4 CLASS M FOURTH ISSUER SWAP PROVIDER means [{circle}] or such other swap provider appointed from time to time in relation to the Series 4 Fourth Issuer Notes;

     SERIES 4 FOURTH ISSUER SWAP PROVIDER means the Series 4 Class A Fourth Issuer Swap Provider, the Series 4 Class B Fourth Issuer Swap Provider, the Series 2 Class M Fourth Issuer Swap Provider and the Series 4 Class C Fourth Issuer Swap Provider;

     SERIES 5 CLASS A1 INTEREST PAYMENT DATE means in respect of the Series 5 Class A1 Fourth Issuer Notes the 10th day of [March] in each year (or, if such day is not a Business Day, the next succeeding Business Day), until the earliest of (i) the Quarterly Interest Payment Date immediately following the occurrence of a Trigger Event, (ii) the Quarterly Interest Payment Date immediately following the enforcement of the Fourth Issuer Security in accordance with the Fourth Issuer Deed of Charge and the Interest Payment Date falling in [2011], and thereafter the 10th day of September, December, March and June in each year (or if such day is not a Business Day, the next succeeding Business Day);

     SERIES 5 CLASS A1 FOURTH ISSUER SWAP means the sterling-euro currency swap which enables the Fourth Issuer to receive and pay amounts under the Fourth Issuer Intercompany Loan in sterling and to receive and pay amounts under the Series 5 Class A1 Fourth Issuer Notes in euro;

     SERIES 5 CLASS A1 FOURTH ISSUER SWAP AGREEMENT means the ISDA Master Agreement (including the schedule and confirmation thereto) entered into on or about the Fourth Issuer Closing Date between the Series 5 Class A1 Fourth Issuer Swap Provider, the Fourth Issuer and the Security Trustee as amended and supplemented from time to time;

     SERIES 5 FOURTH ISSUER SWAP AGREEMENT means the Series 5 Class A Fourth Issuer Swap Agreement;

     SERIES 5 CLASS A FOURTH ISSUER SWAP PROVIDER means [{circle}] or such other swap provider appointed from time to time in relation to the Series 5 Fourth Issuer Notes;

     SERIES 5 FOURTH ISSUER SWAP PROVIDER means the Series 5 Class A Fourth Issuer Swap Provider;

     SERIES 1 CLASS A DEFINITIVE FOURTH ISSUER NOTES means the registered notes in definitive form which may be issued in respect of the Series 1 Class A Fourth Issuer Notes pursuant to, and in the circumstances specified in, Condition 1 and includes any replacement for Series 1 Class A Definitive Fourth Issuer Notes issued pursuant to Condition 13 and which are issued substantially in the form described in and set out in PART 1 of SCHEDULE 2 to the Fourth Issuer Trust Deed;

     SERIES 1 CLASS B DEFINITIVE FOURTH ISSUER NOTES means the registered notes in definitive form which may be issued in respect of the Series 1 Class B Fourth Issuer Notes pursuant to, and in the circumstances specified in, Condition 1 and includes any replacement for Series 1 Class B Definitive Fourth Issuer Notes issued pursuant to Condition 13 and which are issued substantially in the form described in and set out in PART 2 of SCHEDULE 2 to the Fourth Issuer Trust Deed;

     SERIES 1 CLASS M DEFINITIVE FOURTH ISSUER NOTES means the registered notes in definitive form which may be issued in respect of the Series 1 Class M Fourth Issuer Notes pursuant to, and in the circumstances specified in, Condition 1 and includes any replacement for Series 1

     Class M Definitive Fourth Issuer Notes issued pursuant to Condition 13 and which are issued substantially in the form described in and set out in PART 3 of SCHEDULE 2 to the Fourth Issuer Trust Deed;

     SERIES 1 DEFINITIVE FOURTH ISSUER NOTES means the Series 1 Class A Definitive Fourth Issuer Notes, the Series 1 Class B Definitive Fourth Issuer Notes and the Series 1 Class M Definitive Fourth Issuer Notes;

     SERIES 2 CLASS A DEFINITIVE FOURTH ISSUER NOTES means the registered notes in definitive form which may be issued in respect of the Series 2 Class A Fourth Issuer Notes pursuant to, and in the circumstances specified in, Condition 1 and includes any replacement for Series 2 Class A Definitive Fourth Issuer Notes issued pursuant to Condition 13 and which are issued substantially in the form described in and set out in PART 4 of SCHEDULE 2 to the Fourth Issuer Trust Deed;

     SERIES 2 CLASS B DEFINITIVE FOURTH ISSUER NOTES means the registered notes in definitive form which may be issued in respect of the Series 2 Class B Fourth Issuer Notes pursuant to, and in the circumstances specified in, Condition 1 and includes any replacement for Series 2 Class B Definitive Fourth Issuer Notes issued pursuant to Condition 13 and which are issued substantially in the form described in and set out in PART 5 of SCHEDULE 2 to the Fourth Issuer Trust Deed;

     SERIES 2 CLASS C DEFINITIVE FOURTH ISSUER NOTES means the registered notes in definitive form which may be issued in respect of the Series 2 Class C Fourth Issuer Notes pursuant to, and in the circumstances specified in, Condition 1 and includes any replacement for Series 2 Class C Definitive Fourth Issuer Notes issued pursuant to Condition 13 and which are issued substantially in the form described in and set out in PART 7 of SCHEDULE 2 to the Fourth Issuer Trust Deed;

     SERIES 2 CLASS M DEFINITIVE FOURTH ISSUER NOTES means the registered notes in definitive form which may be issued in respect of the Series 2 Class M Fourth Issuer Notes pursuant to, and in the circumstances specified in, Condition 1 and includes any replacement for Series 2 Class M Definitive Fourth Issuer Notes issued pursuant to Condition 13 and which are issued substantially in the form described in and set out in PART 6 of SCHEDULE 2 to the Fourth Issuer Trust Deed;

     SERIES 2 DEFINITIVE FOURTH ISSUER NOTES means the Series 2 Class A Definitive Fourth Issuer Notes, the Series 2 Class B Definitive Fourth Issuer Notes, the Series 2 Class M Fourth Issuer Definitive Fourth Issuer Notes and the Series 2 Class C Definitive Fourth Issuer Notes;

     SERIES 3 CLASS A DEFINITIVE FOURTH ISSUER NOTES means the registered notes in definitive form which may be issued in respect of the Series 3 Class A Fourth Issuer Notes pursuant to, and in the circumstances specified in, Condition 1 and includes any replacement for Series 3 Class A Definitive Fourth Issuer Notes issued pursuant to Condition 13 and which are issued substantially in the form described in and set out in PART 8 of SCHEDULE 2 to the Fourth Issuer Trust Deed;

     SERIES 3 CLASS B DEFINITIVE FOURTH ISSUER NOTES means the registered notes in definitive form which may be issued in respect of the Series 3 Class B Fourth Issuer Notes pursuant to, and in the circumstances specified in, Condition 1 and includes any replacement for Series 3 Class B Definitive Fourth Issuer Notes issued pursuant to Condition 13 and which are issued substantially in the form described in and set out in PART 9 of SCHEDULE 2 to the Fourth Issuer Trust Deed;

     SERIES 3 CLASS C DEFINITIVE FOURTH ISSUER NOTES means the registered notes in definitive form which may be issued in respect of the Series 3 Class C Fourth Issuer Notes pursuant to, and in the circumstances specified in, Condition 1 and includes any replacement for Series 3 Class C Definitive Fourth Issuer Notes issued pursuant to Condition 13 and which are issued substantially in the form described in and set out in PART 11 of SCHEDULE 2 to the Fourth Issuer Trust Deed;

     SERIES 3 CLASS M DEFINITIVE FOURTH ISSUER NOTES means the registered notes in definitive form which may be issued in respect of the Series 3 Class M Fourth Issuer Notes pursuant to, and in the circumstances specified in, Condition 1 and includes any replacement for Series 3 Class M Definitive Fourth Issuer Notes issued pursuant to Condition 13 and which are issued substantially in the form described in and set out in PART 10 of SCHEDULE 2 to the Fourth Issuer Trust Deed;

     SERIES 3 DEFINITIVE FOURTH ISSUER NOTES means the Series 3 Class A Definitive Fourth Issuer Notes, the Series 3 Class B Definitive Fourth Issuer Notes, the Series 3 Class M Fourth Issuer Notes and the Series 3 Class C Definitive Fourth Issuer Notes;

     SERIES 4 CLASS A DEFINITIVE FOURTH ISSUER NOTES means the registered notes in definitive form which may be issued in respect of the Series 4 Class A1 Fourth Issuer Notes pursuant to, and in the circumstances specified in, Condition 1 and includes any replacement for Series 4 Class A Definitive Fourth Issuer Notes issued pursuant to Condition 13 and which are issued substantially in the form described in and set out in PART 12 of SCHEDULE 2 to the Fourth Issuer Trust Deed;

     SERIES 4 CLASS B DEFINITIVE FOURTH ISSUER NOTES means the registered notes in definitive form which may be issued in respect of the Series 4 Class B Fourth Issuer Notes pursuant to, and in the circumstances specified in, Condition 1 and includes any replacement for Series 4 Class B Definitive Fourth Issuer Notes issued pursuant to Condition 13 and which are issued substantially in the form described in and set out in PART 13 of SCHEDULE 2 to the Fourth Issuer Trust Deed;

     SERIES 4 CLASS M DEFINITIVE FOURTH ISSUER NOTES means the registered notes in definitive form which may be issued in respect of the Series 4 Class M Fourth Issuer Notes pursuant to, and in the circumstances specified in, Condition 1 and includes any replacement for Series 4 Class M Definitive Fourth Issuer Notes issued pursuant to Condition 13 and which are issued substantially in the form described in and set out in PART 14 of SCHEDULE 2 to the Fourth Issuer Trust Deed;

     SERIES 4 DEFINITIVE FOURTH ISSUER NOTES means the Series 4 Class A Definitive Fourth Issuer Notes, the Series 4 Class B Definitive Fourth Issuer Notes, the Series 4 Class M Definitive Fourth Issuer Notes and the Series 4 Class C Definitive Fourth Issuer Notes;

     SERIES 5 CLASS A1 DEFINITIVE FOURTH ISSUER NOTES means the registered notes in definitive form which may be issued in respect of the Series 5 Class A1 Fourth Issuer Notes pursuant to, and in the circumstances specified in, Condition 1 and includes any replacement for Series 5 Class A1 Definitive Fourth Issuer Notes issued pursuant to Condition 13 and which are issued substantially in the form described in and set out in PART 15 of SCHEDULE 2 to the Fourth Issuer Trust Deed;

     SERIES 5 CLASS A2 DEFINITIVE FOURTH ISSUER NOTES means the registered notes in definitive form which may be issued in respect of the Series 5 Class A2 Fourth Issuer Notes pursuant to, and in the circumstances specified in, Condition 1 and includes any replacement for Series 5 Class A2 Definitive Fourth Issuer Notes issued pursuant to Condition 13 and which are issued substantially in the form described in and set out in PART 16 of SCHEDULE 2 to the Fourth Issuer Trust Deed;

     SERIES 5 CLASS B DEFINITIVE FOURTH ISSUER NOTES means the registered notes in definitive form which may be issued in respect of the Series 5 Class B Fourth Issuer Notes pursuant to, and in the circumstances specified in, Condition 1 and includes any replacement for Series 5 Class B Definitive Fourth Issuer Notes issued pursuant to Condition 13 and which are issued substantially in the form described in and set out in PART 17 of SCHEDULE 2 to the Fourth Issuer Trust Deed;

     SERIES 5 CLASS C DEFINITIVE FOURTH ISSUER NOTES means the registered notes in definitive form which may be issued in respect of the Series 5 Class C Fourth Issuer Notes pursuant to, and in the circumstances specified in, Condition 1 and includes any replacement for Series 5 Class C Definitive Fourth Issuer Notes issued pursuant to Condition 13 and which are issued substantially in the form described in and set out in PART 19 of SCHEDULE 2 to the Fourth Issuer Trust Deed;

     SERIES 5 CLASS M DEFINITIVE FOURTH ISSUER NOTES means the registered notes in definitive form which may be issued in respect of the Series 5 Class M Fourth Issuer Notes pursuant to, and in the circumstances specified in, Condition 1 and includes any replacement for Series 5 Class M Definitive Fourth Issuer Notes issued pursuant to Condition 13 and which are issued substantially in the form described in and set out in PART 18 of SCHEDULE 2 to the Fourth Issuer Trust Deed;

     SERIES 5 DEFINITIVE FOURTH ISSUER NOTES means the Series 5 Class A Definitive Fourth Issuer Notes, the Series 5 Class B Definitive Fourth Issuer Notes, the Series 5 Class M Fourth Issuer Notes and the Series 5 Class C Definitive Fourth Issuer Notes;

     SPECIFIED OFFICE means as the context may require, in relation to any of the Agents, the office specified against the name of such Agent in the Fourth Issuer Paying Agent and Agent Bank Agreement or such other specified notice as may be notified to the Fourth Issuer and the Security Trustee pursuant to the Fourth Issuer Paying Agent and Agent Bank Agreement;

     STANDARD & POOR'S means Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. and any successor to its ratings business;

     STERLING DEFINITIVE FOURTH ISSUER NOTES means the Series 5 Class A2 Definitive Fourth Issuer Notes, the Series 5 Class B Definitive Fourth Issuer Notes, the Series 5 Class C Definitive Fourth Issuer Notes, the Series 5 Class M Definitive Fourth Issuer Notes and the Series 5 Class C Definitive Fourth Issuer Notes;

     STERLING GLOBAL FOURTH ISSUER NOTES means the Series 5 Class A2 Global Fourth Issuer Note;

     STERLING FOURTH ISSUER NOTES means the Sterling Definitive Fourth Issuer Notes and the Sterling Global Fourth Issuer Notes;

     STERLING INTEREST DETERMINATION DATE means the first day of the Interest Period for which the rate will apply;

     STERLING-LIBOR means the London Interbank Offered Rate for sterling deposits, as determined by the Agent Bank on the following basis:

     (a) on the applicable Sterling Interest Determination Date, the Agent Bank will determine the arithmetic mean, rounded upwards to five decimal places, of the offered quotations to leading banks in the London inter-bank market for sterling deposits for the relevant period (or, in the case of the first Interest Period, the linear interpolation of the arithmetic mean of such offered quotations for three-month and four-month sterling deposits (rounded upwards, if necessary, to five decimal places)).

          This will be determined by reference to the display as quoted on the Moneyline Telerate Screen No. 3750 or, if the Moneyline Telerate Screen No. 3750 stops providing these quotations, the replacement service for the purposes of displaying this information will be used. If the replacement service stops displaying the information, another page as determined by the Fourth Issuer with the approval of the Note Trustee will be used.

          In each of these cases, the determination will be made at or about
          11.00 a.m., London time, on that date;

     (b) if, on any such Sterling Interest Determination Date, the screen rate is unavailable, the Agent Bank will:

          (i) request the principal London office of each of the Reference Banks to provide the Agent Bank with its offered quotation to leading banks for sterling deposits of the equivalent amount, and for the relevant period, in the London inter-bank market as at or about 11.00 a.m. (London time); and

          (ii) calculate the arithmetic mean, rounded upwards to five decimal places, of those quotations;

     (c) if, on any such Sterling Interest Determination Date, the screen rate is unavailable and only two or three of the Reference Banks provide offered quotations, the relevant rate for that Interest Period will be the arithmetic mean of the quotations as calculated in paragraph (b); and

     (d) if, on any such Sterling Interest Determination Date, fewer than two Reference Banks provide quotations, the Agent Bank will consult with the Note Trustee and the Fourth Issuer for the purpose of agreeing a total of two banks to provide such quotations and the relevant rate for that Interest Period will be the arithmetic mean of the quotations as calculated in paragraph (b). If no such banks are agreed then the relevant rate for that Interest Period will be the rate in effect for the last preceding Interest Period for which paragraph (a) or (b) was applicable;

     SUBSCRIPTION AGREEMENT means the Subscription Agreement relating to the sale of the Series 4 Fourth Issuer Notes and the Series 5 Fourth Issuer Notes, dated [3rd March], 2004 between Funding 1, Halifax, the Mortgages Trustee, the Fourth Issuer and, the Managers;

     SUCCESSOR AGENT means any successor to any Agent who may be appointed by the Fourth Issuer under the Fourth Issuer Paying Agent and Agent Bank Agreement;

     SUCCESSOR AGENT BANK means any successor to the Agent Bank who may be appointed by the Fourth Issuer under the Fourth Issuer Paying Agent and Agent Bank Agreement;

     SUCCESSOR PAYING AGENT means any successor to any Paying Agent who may be appointed by the Fourth Issuer under the Fourth Issuer Paying Agent and Agent Bank Agreement;

     SUCCESSOR PRINCIPAL PAYING AGENT means any successor to the Principal Paying Agent who may be appointed by the Fourth Issuer under the Fourth Issuer Paying Agent and Agent Bank Agreement;

     SWAP AGREEMENTS means the Currency Swap Agreements;

     SWAP PROVIDERS means the Currency Swap Providers;

     TARGET BUSINESS DAY means a day on which the Trans-European Automated Real-time Gross Settlement Express (TARGET) system is open;

     TERM ADVANCE INTEREST DETERMINATION DATE has the meaning given in CLAUSE 6.2(A)(I) of the Intercompany Loan Terms and Conditions;

     TERM ADVANCE RATE OF INTEREST has the meaning given in CLAUSE 6.2 of the Intercompany Loan Terms and Conditions;

     TERM ADVANCE RATING means the designated ratings which corresponds to the ratings assigned on the Fourth Issuer Closing Date to the corresponding class of Fourth Issuer Notes, the proceeds of which are applied by the Fourth Issuer to make such Term Advance to Funding 1. Any subsequent changes made to the ratings of the Fourth Issuer Notes will not affect the Term Advance Ratings of the Term Advances;

     TERMS AND CONDITIONS has the same meaning as CONDITIONS;

     THREE-MONTH USD-LIBOR means the London Interbank Offered Rate for dollar deposits, as determined by the Agent Bank on the following basis:

     (a) on the applicable Dollar Interest Determination Date applicable to the Series 1 Class B Fourth Issuer Notes, the Series 1 Class M Fourth issuer Notes, the Series 1 Class C Fourth Issuer Notes, the Series 2 Class A Fourth Issuer Notes, the Series 2 Class B Fourth Issuer Notes, the Series 2 Class M Fourth Issuer Notes the Series 2 Class C Fourth Issuer Notes, the Series 3 Class A Fourth Issuer Notes, the Series 3 Class B Fourth Issuer Notes, the Series 3 Class M Fourth Issuer Notes and the Series 3 Class C Fourth Issuer Notes, the Agent Bank will determine the arithmetic mean, rounded upwards to five decimal places, of the offered quotations to leading banks in the London inter-bank market for three-month dollar deposits. The Three-Month USD-LIBOR for the first Interest Period shall be the linear interpolation of the arithmetic mean of such offered quotations for three-month and four-month Dollar deposits (rounded upwards, if necessary, to five decimal places).

          This will be determined by reference to the display as quoted on the Moneyline Telerate Screen No. 3750 or, if the Moneyline Telerate Screen No. 3750 stops providing these quotations, the replacement service for the purposes of displaying this information will be used. If the replacement service stops displaying the information, another page as determined by the issuer with the approval of the Note Trustee will be used.

          In each of these cases, the determination will be made as at or about
          11.00 a.m., London time, on that date;

     (b) if, on any such Dollar Interest Determination Date, the screen rate is unavailable, the Agent Bank will:

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          (i)   request the principal London office of each of the Reference
                Banks to provide the Agent Bank with its offered quotation to leading banks for dollar deposits of the equivalent amount and for the relevant period, in the London inter-bank market as at or about 11.00 a.m. (London time); and

          (ii) calculate the arithmetic mean, rounded upwards to five decimal places, of those quotations;

     (c) if, on any such Dollar Interest Determination Date, the screen rate is unavailable and only two or three of the Reference Banks provide offered quotations, the relevant rate for that Interest Period will be the arithmetic mean of the quotations as calculated in paragraph (b); and

     (d) if, on any such Dollar Interest Determination Date, fewer than two Reference Banks provide quotations, the Agent Bank will consult with the Note Trustee and the Fourth Issuer for the purpose of agreeing a total of two banks to provide such quotations and the relevant rate for that Interest Period will be the arithmetic mean of the quotations as calculated in paragraph (b). If no such banks are agreed then the relevant rate for that Interest Period will be the rate in effect for the last preceding Interest Period for which paragraph (a) or (b) was applicable;

     TRANSACTION means the transaction contemplated by the Transaction
     Documents;

     TRANSACTION DOCUMENT or RELEVANT DOCUMENT means any of the following documents:

     (a)  the Subscription Agreement;

     (b)  the Underwriting Agreement;

     (c)  the Fourth Issuer Intercompany Loan Agreement;

     (d)  the Mortgages Trust Deed;

     (e) the Halifax Deed and Power of Attorney in relation to the Mortgages Trust Deed;

     (f)  the Mortgage Sale Agreement;

     (g)  the Seller Power of Attorney;

     (h)  the Fourth Issuer Deed of Charge;

     (i)  the Second Supplemental Funding 1 Deed of Charge;

     (j)  the Fourth Issuer Power of Attorney;

     (k)  the Funding 1 Deed of Charge;

     (l)  the Funding 1 Power of Attorney;

     (m)  the Funding 1 Liquidity Facility Agreement;

     (n)  the Fourth Issuer Swap Agreements;

     (o)  the Funding 1 Swap Agreement;

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

     (p)  the Fourth Issuer Trust Deed;

     (q)  the Fourth Issuer Paying Agent and Agent Bank Agreement;

     (r)  the Servicing Agreement;

     (s)  the Cash Management Agreement;

     (t)  the Fourth Issuer Cash Management Agreement;

     (u)  the Funding 1 Guaranteed Investment Contract;

     (v)  the Mortgages Trustee Guaranteed Investment Contract;

     (w)  the Fourth Issuer Post-Enforcement Call Option Agreement;

     (x)  the Bank Account Agreement;

     (y)  the Fourth Issuer Bank Account Agreement;

     (z)  the Funding 1 Corporate Services Agreement;

     (aa) the Fourth Issuer Corporate Services Agreement;

     (bb) the Mortgages Trustee Corporate Services Agreement; and

     (cc) the Fourth Start-up Loan Agreement;

     TRANSFER AGENT means Citibank, N.A. London Branch of 5 Carmelite Street, London EC4Y 0PA in its capacity as the transfer agent appointed by the Fourth Issuer under the Fourth Issuer Paying Agent and Agent Bank Agreement to administer the transfer of Fourth Issuer Notes;

     UNDERWRITERS means Citigroup Global Markets Limited, UBS Securities LLC and Morgan Stanley & Co. International Limited;

     UNDERWRITING AGREEMENT means the Underwriting Agreement relating to the sale of the Series 1 Fourth Issuer Notes, the Series 2 Fourth Issuer Notes and the Series 3 Fourth Issuer Notes dated [3rd March],2004 between Funding 1, Halifax, the Mortgages Trustee, the Fourth Issuer and the Joint Lend Underwriters;

     US PAYING AGENT means Citibank, N.A., New York Branch of 14th Floor, Zone 3, 111 Wall Street, New York, New York 10043, as paying agent in the United States of America; and

     USD-LIBOR means One-month USD-LIBOR and Three-month USD-LIBOR.

2.   INTERPRETATION AND CONSTRUCTION

2.1 Any reference in this Master Definitions and Construction Schedule or any Transaction Document to:

     AFFILIATE of any person shall be construed as a reference to the ultimate holding company of that person or an entity of which that person or its ultimate holding company (a) has direct or indirect control or (b) owns directly or indirectly more than fifty per cent. (50%) of the share capital or similar rights of ownership;

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

     the ASSETS of any person shall be construed as a reference to the whole or any part of its business, undertakings, property, intellectual property, shares, securities, debts, accounts, revenues (including any right to receive revenues), goodwill, shareholdings and uncalled capital including premium whether now or hereafter acquired and any other assets whatsoever;

     DIRECTION or request of the holders of at least 25 per cent. in aggregate Principal Amount Outstanding of the Class A Fourth Issuer Notes shall mean:

     (a) in relation to a matter which, in the opinion of the Note Trustee or, as the case may be, the Security Trustee, affects the interests of the holders of one class only of the Class A Fourth Issuer Notes, a single direction of the holders of at least 25 per cent. in aggregate Principal Amount Outstanding of such class of Class A Fourth Issuer Notes;

     (b) in relation to a matter which, in the opinion of the Note Trustee or, as the case may be, the Security Trustee, affects the interests of the holders of any two or more classes of the Class A Fourth Issuer Notes but does not give rise to a conflict of interest between the holders of such two or more classes of the Class A Fourth Issuer Notes, a single direction of the holders of at least 25 per cent. in aggregate Principal Amount Outstanding of such two or more classes of the Class A Fourth Issuer Notes; and

     (c) in relation to a matter which, in the opinion of the Note Trustee or, as the case may be, the Security Trustee, affects the interests of the holders of any two or more classes of the Class A Fourth Issuer Notes and gives or may give rise to conflict of interest between the holders of such two or more classes of the Class A Fourth Issuer Notes, separate directions of the holders of at least 25 per cent. in aggregate Principal Amount Outstanding of any two or more such classes of the Class A Fourth Issuer Notes, and, in the case of (b) above, where the relevant classes of the Class A Fourth Issuer Notes are not all in the same currency, the Principal Amount Outstanding of Class A Fourth Issuer Notes denominated in US$ or euro shall be the equivalent in sterling at the currency Swap Rate;

     DISPOSAL shall be construed as any sale, lease, transfer, conveyance, assignment, assignation, licence, sub-licence or other disposal and DISPOSE shall be construed accordingly;

     a GUARANTEE means any guarantee, bond, indemnity, letter of credit, Fourth party security or other legally binding assurance against financial loss granted by one person in respect of any indebtedness of another person, or any agreement to assume any indebtedness of any other person or to supply funds or to invest in any manner whatsoever in such other person by reason of, or otherwise in relation to, indebtedness of such other person;

     HOLDING COMPANY means a holding company within the meaning of section 736 of the Companies Act 1985;

     INDEBTEDNESS shall be construed so as to include any obligation (whether incurred as principal or as surety) for the payment or repayment of money, whether present or future, actual or contingent;

     a MONTH is a reference to a period starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month save that, where any such period would otherwise end on a day which is not a Business Day, it shall end on the next Business Day, unless that day falls in the calendar month succeeding that in which it would otherwise have ended, in which case it shall end on the preceding Business Day Provided that, if a

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

     period starts on the last Business Day in a calendar month or if there is no numerically corresponding day in the month in which that period ends, that period shall end on the last Business Day in that later month (and references to MONTHS shall be construed accordingly);

     PARTY shall be construed as a party to a particular agreement, as the case may be;

     SUBSIDIARY means, (a) a subsidiary within the meaning of section 736 of the Companies Act 1985, and (b) unless the context requires otherwise, a subsidiary undertaking within the meaning of section 258 of the Companies Act 1985;

     VAT means value added tax imposed by the United Kingdom as referred to in the Value Added Tax Act 1994 and legislation (whether delegated or otherwise) replacing the same or supplemental thereto or in any primary or subordinate legislation promulgated by the European Union or any official body or agency thereof, and any similar turnover tax replacing or introduced in addition to any of the same;

     a WHOLLY-OWNED SUBSIDIARY of a company or corporation shall be construed as a reference to any company or corporation which has no other members except that other company or corporation and that other company's or corporation's wholly-owned subsidiaries or persons acting on behalf of that other company or corporation or its wholly-owned subsidiaries; and

     the WINDING-UP, DISSOLUTION or ADMINISTRATION of a company or corporation shall be construed so as to include any equivalent or analogous proceedings under the law of the jurisdiction in which such company or corporation is incorporated or any jurisdiction in which such company or corporation carries on business including the seeking of liquidation, winding-up, bankruptcy, reorganisation, dissolution, administration, arrangement, adjustment, protection or relief of debtors.

2.2 [GBP], STERLING or POUNDS STERLING denotes the lawful currency for the time being of the United Kingdom; $, US$, DOLLAR or USD denotes the lawful currency for the time being of the United States of America and [E], EURO or EURO denotes the single currency introduced at the start of the Fourth stage of European Economic Monetary Union pursuant to the Treaty of Rome of 25th March, 1957, as amended by, inter alia, the Single European Act of 1986 and the Treaty of European Union of 7th February, 1992 and the Treaty of Amsterdam of 2nd October, 1997 establishing the European Community, as further amended from time to time.

2.3 In this Fourth Issuer Master Definitions and Construction Schedule and in any of the Transaction Documents in which this Fourth Issuer Master Definitions and Construction Schedule is expressed to be incorporated or to which this Fourth Issuer Master Definitions and Construction Schedule is expressed to apply:

     (a) words denoting the singular number only shall include the plural number also and vice versa;

     (b)  words denoting one gender only shall include the other genders;

     (c) words denoting persons only shall include firms and corporations and vice versa;

     (d) references to any statutory provision shall be deemed also to refer to any statutory modification or re-enactment thereof or any statutory instrument, order or regulation made thereunder or under any such re-enactment;

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

     (e) references to any agreement or other document (including any of the Transaction Documents) shall be deemed also to refer to such agreement or document as amended, varied, supplemented or novated from time to time;

     (f) clause, paragraph and schedule headings are for ease of reference only;

     (g) reference to a statute shall be construed as a reference to such statute as the same may have been, or may from time to time be, amended or re-enacted to the extent such amendment or re-enactment is substantially to the same effect as such statute on the date hereof;

     (h) reference to a time of day shall be construed as a reference to London time; and

     (i) references to any person shall include references to his successors, transferees and assigns and any person deriving title under or through him.

2.4 Any definition that appears in the Fourth Issuer Agreements that does not appear in this Fourth Issuer Master Definitions and Construction Schedule, shall have the meaning given in the Master Definitions and Construction Schedule (as the same may be amended or varied from time to time), as the context so requires. In the event of a conflict between the definitions in the Fourth Issuer Master Definitions and Construction Schedule and the Amended and Restated Master Definitions and Construction Schedule, the definitions in the Fourth Issuer Master Definitions and Construction Schedule shall prevail.

3.   GOVERNING LAW AND JURISDICTION

     This Fourth Issuer Master Definitions and Construction Schedule is governed by, and shall be construed in accordance with, the laws of England, and the parties hereto irrevocably submit to the jurisdiction of the courts of England.

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                                   SIGNATORIES

Signed for the purposes of identification by    )
ALLEN & OVERY                                   )


Signed for the purposes of identification by    )
SIDLEY AUSTIN BROWN & WOOD                      )

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